UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CRH MEDICAL CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CRH MEDICAL CORPORATION

Suite 619 – 999 Canada Place

Vancouver, British Columbia

V6C 3E1

NOTICE OF ANNUAL GENERAL MEETING

AND

MANAGEMENT INFORMATION CIRCULAR

As at and dated May 5, 2020

(unless otherwise noted)

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, JUNE 11, 2020

The proxy materials, including this proxy statement and the accompanying form of proxy card or voting instruction form, are being provided to shareholders beginning on or about May 5, 2020.

These materials are important and require your immediate attention.

If you have questions or require assistance with voting your shares,

you may contact the Company’s proxy solicitation agent:

Laurel Hill Advisory Group

North American Toll-Free Number: 1-877-452-7184

Outside North America: 1-416-304-0211

Email: assistance@laurelhill.com

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY TODAY.

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO: THE SHAREHOLDERS OF CRH MEDICAL CORPORATION

NOTICE IS HEREBY GIVEN THAT the Annual General Meeting (the “Meeting”) of the shareholders of CRH Medical Corporation (the “Company” or “CRH”) will be held in a virtual format conducted via live audio webcast online at https://web.lumiagm.com/272357941 on Thursday, June 11, 2020 at 1:30 p.m. (Vancouver time).

This year, out of an abundance of caution, to proactively deal with the unprecedented health impact of COVID-19, and to mitigate risks to the health and safety or our communities, shareholders, employees and other stakeholders, we will hold our Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location.

Shareholders and duly appointed proxyholders can attend the Meeting online by going to https://web.lumiagm.com/272357941 where they can participate, vote, or submit questions during the Meeting’s live webcast. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests, but guests will not be able to vote at the Meeting.

The following matters will be considered at the Meeting:

1.	to receive the audited financial statements of the Company for the year ended December 31, 2019 and the auditor’s report thereon;

2.	to elect the directors of the Company for the ensuing year;

3.	to approve amendments to the Company’s 2017 Share Unit Plan as further described in this Management Information Circular;

4.	to appoint the Company’s auditor for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditor; and

5.	to transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The specific details of the matters proposed to be put before the Meeting are set forth in the Information Circular accompanying this Notice.

Registered shareholders of the Company who are unable to attend the Meeting are requested to date and sign the enclosed Form of Proxy and to mail it to or deposit it with the Company’s transfer agent, Computershare Investor Services Inc., 100 University Avenue, 8th Floor, Toronto, Ontario M5J 2Y1. Forms of Proxy may also be voted by internet in accordance with the instructions contained in the Form of Proxy. Non-registered shareholders should follow the instructions provided on their voting instruction form when voting their shares. In order to be valid and acted upon at the Meeting, Forms of Proxy and voting instruction forms must be returned (or voted by internet) not less than 48 hours (excluding Saturdays, Sundays, and holidays) before the time set for the holding of the Meeting, or any adjournment or postponement thereof.

After submitting proxy instructions using the Form of Proxy or voting instruction form, as applicable, the proxyholder must also be registered to allow such proxyholder to attend the meeting online. If you would like a person, other than the management nominees identified on the Form of Proxy or voting instruction form, to attend and participate online at the Meeting as your proxy and vote your shares, including if you are a non-registered shareholder and wish to appoint yourself as proxyholder to attend, participate in and vote online at the Meeting, you must register such proxyholder with Computershare after having submitted your Form of Proxy or voting instruction form identifying such proxyholder. Failure to register the proxyholder will result in the proxyholder not receiving a username. Without a username, proxyholders will not be able to attend, participate in or vote at the meeting. To register a proxyholder, shareholders must visit https://www.computershare.com/crhmedical and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a username via email.

The Board of Directors of the Company has fixed as the record date for the Meeting to be the close of business on Monday, April 27, 2020. Only shareholders of the Company of record as at that date are entitled to receive notice of and to vote at the Meeting.

Dated at Vancouver, British Columbia, this 5th day of May, 2020.

ON BEHALF OF THE BOARD OF DIRECTORS:

/s/ Dr. Tushar Ramani
Dr. Tushar Ramani,
Chief Executive Officer and Chair of the Board of Directors

CRH MEDICAL CORPORATION

Suite 619 – 999 Canada Place,

Vancouver, British Columbia

V6C 3E1

MANAGEMENT INFORMATION CIRCULAR

As at and dated May 5, 2020

(unless otherwise noted)

Solicitation of Proxies

This Management Information Circular (this “Information Circular” or “proxy statement”) is furnished in connection with the solicitation of proxies for use at the Annual General Meeting (the “Meeting”) of the shareholders of the Company. The Meeting will be held on June 11, 2020 at 1:30 p.m. (Vancouver time) or any adjournment or postponement thereof for the purposes set forth in the Notice of Annual General Meeting accompanying this Information Circular.

Out of concern for the safety of our management, employees, directors, and shareholders in light of the COVID-19 pandemic, the Company is holding the Meeting in a virtual-only format. Shareholders will not be able to attend the Meeting in person. In order to participate online in real time, ask questions and vote at the Meeting, Shareholders and duly appointed proxyholders must follow the instructions below under “Attending and Participating in the Meeting.”

Instruments of proxy must be received by the Company’s transfer agent, Computershare Investor Services Inc., 100 University Ave, 8th Floor, Toronto, Ontario M5J 2Y1, not less than 48 hours (excluding Saturdays, Sundays, and holidays) before the time for the holding of the Meeting or any adjournment or postponement thereof. The Board of Directors of the Company (the “Board”) has fixed the record date for the Meeting to be the close of business on Monday, April 27, 2020. Only shareholders of the Company of record as at that date are entitled to receive notice of and to vote at the Meeting.

Votes Required to Approve Each Item

A quorum for the transaction of business at the Meeting is two shareholders, or one or more proxyholders representing two shareholders, or one shareholder and a proxyholder representing another shareholder and in any such case, such shareholders or proxyholders in attendance at the Meeting must hold or represent in the aggregate at least 25% of the eligible vote.

If you indicate “WITHHOLD,” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast under our majority voting policy (described under “Proposal 1 – Election of Directors”). There shall be no cumulative voting in the election of directors.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
1. Election of Directors	Plurality of votes – the nominees receiving the highest number of votes, up to five, at the meeting will be elected*
2. Amendment to 2017 Share Unit Plan	Majority of the votes cast on the proposal
3. Appointment and Remuneration of Auditors	Majority of the votes cast on the proposal

*

See “Proposal 1 – Election of Directors” for a description of our majority voting policy. In an uncontested election, if the number of votes “withheld” for any director nominee exceeds the number of votes “for”

the director nominee, then the policy requires that the director nominee shall tender his or her written resignation to the Chair of the Board of Directors.

Attending and Participating in the Meeting

Attending the Meeting online enables Registered Shareholders (as defined below) and duly appointed proxyholders, including Non-Registered Shareholders (as defined below) who have duly appointed themselves as proxyholder, to participate at the Meeting and ask questions, all in real time. Registered shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting.

Registered Shareholders and duly appointed proxyholders will be able to attend, participate in and vote at the Meeting at https://web.lumiagm.com/272357941. To access the Meeting on this site, you must click “I have a login” and enter a Username and password prior to the start of the Meeting (see below). We recommend that you log in online at least one hour before the Meeting begins. The Meeting will begin at 1:30 p.m. (Vancouver time) on June 11, 2020.

•	Registered Shareholders—The 15-digit control number located on the form of proxy or in the email notification you received is the Username and the Password is “crhmed2020”.

•

Duly appointed proxyholders – Computershare will provide the proxyholder with a Username after the voting deadline has passed and the proxyholder has been duly appointed AND registered as described under the heading “Appointment of Proxyholder and Revocability of Proxy” below. The Password to the meeting is “crhmed2020”.

If you attend the Meeting online, it is important that you are connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.

In order to participate online, Registered Shareholders must have a valid 15-digit control number and proxyholders must have received an email from Computershare containing a Username. If you are using a 15-digit control number to login to the online Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the meeting. If you DO NOT wish to revoke all previously submitted proxies, do not accept the terms and conditions, in which case you can only enter the Meeting as a guest.

Voting of Common Shares

Voting at the meeting will only be available for Registered Shareholders and duly appointed proxyholders. Non-Registered Shareholders who have not appointed themselves may attend the meeting by clicking “I am a guest” and completing the online form, but guests will not be able to vote at the Meeting.

Registered Shareholders

Only shareholders that are registered as shareholders in the Company’s shareholder registry maintained by the Company’s registrar and transfer agent (“Registered Shareholders”), or duly appointed proxyholders, (except as discussed below under “Non-Registered Shareholders”) will be recognized to make motions or vote at the Meeting.

Registered Shareholders electing to submit a proxy may do so by choosing one of the following methods:

a)

complete, date and sign the proxy and return it to Computershare, by fax within North America at 1-866-249-7775, outside North America at 1-416-263-9524, or by mail to Computershare Trust Company of Canada, Proxy Dept., 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1; or

b)

use a touch-tone phone to transmit voting choices to the toll free number given in the proxy. Registered Shareholders who choose this option must follow the instructions of the voice response system and refer to the proxy for the toll free number and control number; or

c)	log on to the internet at Computershare’s website, www.investorvote.com. Registered Shareholders must follow the instructions given on the website and must refer to the proxy for the control number.

Non-Registered Shareholders

Many shareholders are “Non-Registered Shareholders” because the shares of the Company they own are not registered in their names but are instead held in “street name” and registered in the name of the brokerage firm, bank or trust company through which they purchased the shares. More particularly, a person is not a Registered Shareholder in respect of shares which are held on behalf of that person (the “Non-Registered Shareholder”) but which are registered either: (a) in the name of a nominee that the Non-Registered Shareholder deals with in respect of the shares (nominees include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans) (“Nominee”); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited) of which the Nominee is a participant. Non-Registered Shareholders may not be recognized at the Meeting for the purposes of voting their shares or by way of proxy. See “Appointment of Proxyholder and Revocability of Proxy.”

Applicable regulatory policy requires Nominees to seek voting instructions from Non-Registered Shareholders in advance of the Meeting. Every Nominee has its own mailing procedures and provides its own return instructions, which should be carefully followed by Non-Registered Shareholders in order to ensure that their shares are voted at the Meeting. The majority of Nominees now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge typically mails a scannable voting instruction form in lieu of the form of proxy. Each Non-Registered Shareholder is requested to complete and return the voting instruction form by mail or fax. Alternatively, the Non-Registered Shareholder can call a toll-free telephone number to vote their shares or access Broadridge’s dedicated voting website at www.proxyvote.com to deliver the Non-Registered Shareholder’s voting instructions. The Company may utilize the Broadridge QuickVoteTM service to assist Shareholders with voting their shares. Certain Non-Registered Shareholders who have not objected to the Company knowing who they are may be contacted by Laurel Hill Advisory Group (“Laurel Hill”) to conveniently obtain a vote directly over the phone.

The voting information form (“VIF”) will name the same persons as the Company’s Proxy to represent your Common Shares at the Meeting. You have the right to appoint a person (who need not be a Non-Registered Shareholder of the Company), other than any of the persons designated in the VIF, to represent your Common Shares at the Meeting and that person may be you. To exercise this right, insert the name of the desired representative (which may be you) in the blank space provided in the VIF.

Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the Meeting or any adjournment or postponement thereof.

A Non-Registered Shareholder receiving a voting instruction form cannot use that voting instruction form to vote shares directly at the Meeting or any adjournment or postponement thereof. The voting instruction form must be returned as directed by Broadridge well in advance of the Meeting in order to have the shares voted.

If, as a Non-Registered Shareholder, you sign and return your voting instruction form without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors. If you do not return your voting instruction card on a timely basis, your Nominee will have the authority to vote your shares only on the proposal to ratify our independent registered public accounting firm. Your Nominee will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.

Although a Non-Registered Shareholder will not be able to attend the Meeting for the purposes of voting shares registered in the name of a Nominee, a Non-Registered Shareholder may attend the Meeting and vote shares as a proxyholder. See “Appointment of Proxyholder and Revocability of Proxy,” below.

Shareholders with questions respecting the voting of shares held through a stockbroker or other financial intermediary should contact the Company’s proxy solicitation agent, Laurel Hill Advisory Group by phone at 1-877-452-7184 (416-304-0211 outside of North America) or by email at assistance@laurelhill.com.

Appointment of Proxyholder and Revocability of Proxy

Shareholders who wish to appoint a third party proxyholder to attend and participate at the Meeting as their proxy and vote their shares (as well as Non-Registered Shareholders who wish to appoint themselves as proxyholder to attend, participate and vote at the Meeting) MUST submit their Form of Proxy or voting instruction form, as applicable, appointing that person as proxyholder AND register that proxyholder online, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting.

Registered Shareholders and duly appointed proxyholders may virtually attend the Meeting using an internet connected device such as a laptop, computer, tablet or mobile phone, and the meeting platform will be supported across browsers and devices that are running the most updated version of the applicable software plugins. Registered Shareholders and duly appointed proxyholders attending the Meeting online must remain connected to the internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure that you remain connected to the internet for the duration of the Meeting.

Registered Shareholders and duly appointed proxyholders wishing to attend and to vote virtually at the Meeting should not complete or return the proxy form and should instead follow these steps:

1.

Log into https://web.lumiagm.com/272357941 on the Meeting Date at least 15 minutes before the start of the Meeting. You should allow ample time to check into the virtual Meeting and to complete the related procedures.

2.	Click on “I have a Login”.

3.	Enter your 15-digit Control Number as your username (on your proxy form).

4.	Enter the Password: “crhmed2020” (case sensitive)

Registered shareholders who have appointed a third party proxyholder by completing the appointment box on the Form of Proxy MUST register the proxyholder at https://www.computershare.com/CRHMedical no later than 48 hours (excluding Saturdays, Sundays, and holidays) before the time set for the holding of the Meeting, or any adjournment or postponement thereof, and provide Computershare with their proxyholder’s contact information, so that Computershare may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to vote at the Meeting but will be able to participate as a guest.

Registered Shareholders should note that if they participate and vote on any matter at the virtual Meeting they will revoke any previously submitted proxy.

Non-Registered Shareholders wishing to attend and to vote at the Meeting online or appoint a person (who need not be a Shareholder) to attend and act for him, her or it and on his, her or its behalf should instead follow these steps:

1.

Appoint yourself or the desired person to act on your behalf as a proxyholder. Non-Registered Shareholders who wish to attend the Meeting online via the live audio webcast must enter their own names in the blank space on the VIF or form of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided.

2.

Register with Computershare. Non-Registered Shareholders must register themselves or the appointed proxyholder with Computershare by visiting https://www.computershare.com/CRHMedical on or before 1:30 p.m. (Vancouver time) on June 9, 2020. Computershare will ask for the Non-Registered Shareholder’s or appointed proxyholder’s contact information and will send such shareholder or appointed proxyholder a user ID number (i.e., the Control Number) via email shortly after this deadline.

3.

Log into https://web.lumiagm.com/272357941 on the Meeting Date at least 15 minutes before the start of the Meeting. You should allow ample time to check into the virtual Meeting and to complete the related procedures.

4.	Click on “I have a Login”.

5.	Enter your user ID number (i.e., the Control Number), which Computershare will have provided to you by email, and enter the Password: “crhmed2020” (case sensitive).

If you are a non-registered shareholder located in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above under “Attending and Participating at the Meeting”, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you MUST then submit such legal proxy to Computershare. Requests for registration from non-registered shareholders located in the United States that wish to vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by e-mail or by courier to: uslegalproxy@computershare.com (if by e-mail), or Computershare, Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, ON M5J 2Y1, Canada (if by courier), and in both cases, must be labeled “Legal Proxy” and received no later than 48 hours (excluding Saturdays, Sundays, and holidays) before the time set for the holding of the Meeting, or any adjournment or postponement thereof. You will receive confirmation of registration by email, after Computershare receives the request for registration and may then proceed with following instructions 3, 4, and 5 above.

A Registered Shareholder who has submitted a proxy may revoke it at any time prior to the exercise thereof. In addition to revocation in any other manner permitted by law, a proxy may be revoked by instrument in writing executed by the shareholder or shareholder’s attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited either at the registered office of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournment or postponement thereof, at which the proxy is to be used, or with the Chair of the Meeting on the day of the Meeting, or any adjournment or postponement thereof, and upon either of such deposits, the proxy is revoked.

Alternatively, if you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy.

If you are a Non-Registered Shareholder, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the online Meeting and voting.

Persons Making Solicitations

The solicitation is made on behalf of the management of the Company. The costs incurred in the preparation and mailing of the form of proxy, Notice of Annual General Meeting, and this Information Circular will be borne by the Company. Solicitation will be primarily by mail. In addition, proxies may be solicited in person, by telephone, facsimile, electronically or other means of communication by directors, officers and employees of the Company who will not be additionally compensated therefor.

The Company has also retained Laurel Hill Advisory Group (“Laurel Hill”) to assist with communicating with shareholders. In connection with these services, Laurel Hill will receive a fee of CDN$30,000, plus reasonable out-of-pocket expenses. The Company will bear all costs of this solicitation. The Company has arranged for intermediaries to forward the Meeting Materials to beneficial owners of the common shares held of record by those intermediaries and the Company may reimburse the intermediaries for their reasonable fees and disbursements in that regard.

Exercise of Discretion by Proxy

THE SHARES REPRESENTED BY ANY PROXY IN FAVOR OF THE MANAGEMENT NOMINEES WILL, IF THE INSTRUCTIONS CONTAINED IN THE PROXY ARE CERTAIN, BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS MADE BY THE SHAREHOLDER IN THE PROXY. IN THE ABSENCE OF SUCH DIRECTION, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED FOR THE APPROVAL OF THE ITEMS SET OUT IN THE PROXY. FURTHER, IT IS INTENDED THAT SUCH SHARES WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES FOR ELECTION AS DIRECTORS SET OUT THEREIN. THE PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO ANY MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL GENERAL MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. AS AT THE DATE HEREOF, MANAGEMENT OF THE COMPANY KNOWS OF NO SUCH AMENDMENTS, VARIATIONS, OR OTHER MATTERS TO COME BEFORE THE MEETING.

Shareholder Proposals and Director Nominations

The Company is subject to the rules of both the U.S. Securities and Exchange Commission (“SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As indicated under the BCBCA and SEC rules under the Exchange Act, submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.

Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Corporate Secretary no later than 5:00 p.m. (Vancouver time) on December 31, 2020 and must be submitted to Corporate Secretary, CRH Medical Corporation, Inc., Suite 619 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada V6C 3E1. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.

The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials.

Nominating Director Candidates or Presenting Other Business for Consideration at a Meeting

Shareholders who wish to (1) submit director nominees for consideration or (2) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Corporate Secretary at the address set forth under the heading “Shareholder Proposals and Director Nominations.” Any such notice also must include the information required by our Articles of Incorporation (“Articles”) and must be updated and supplemented as provided in the Articles.

Written notice of director nominees must be received, in the case of an annual meeting (including an annual and special meeting), not earlier than the close of business on the 65th day prior to the date of the meeting nor later than the close of business on the 30th day prior to the date of the meeting; provided, however, that in the event that the meeting is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice must be made not later than the close of business on the tenth day following the date of such first public announcement. See “Advance Notice Policy” in this Information Circular.

Recommending Candidates to Serve as Directors

Shareholders may recommend director candidates for consideration by the Corporate Governance and Nominating Committee of our Board by writing to our Corporate Secretary at the address set forth under the heading “Shareholder Proposals and Director Nominations” in accordance with the notice provisions described under the heading “Nominating Director Candidates or Presenting Other Business for Consideration at a Meeting.” To be in proper written form, such notice must set forth the director nominee’s name, age, business and residential address, and principal occupation or employment, the class or series and number of shares in the capital of the Company which are controlled or which are beneficially owned or of record by the person as of the record date for the meeting of shareholders and as of the date of such notice, and such other information on the director nominee and the nominating shareholder as set forth in our Articles.

Request for Financial Statements

National Instrument 51-102—Continuous Disclosure Obligations sets out the procedures for a shareholder to receive financial statements. If a shareholder wishes to receive financial statements, the shareholder may indicate his, her or its instructions in the enclosed form of proxy or voting instruction form or provide instructions in any other written format.

Normal Course Issuer Bid

On November 6, 2017, the Board of Directors of the Company approved a normal course issuer bid to purchase outstanding Common Shares of the Company. On November 8, 2018, the Company’s normal course issuer bid was renewed, with a subsequent renewal on November 6, 2019. Under the renewed bid, the Company may purchase up to 6,974,495 shares pursuant to the bid. All purchases of Common Shares under the bid are made pursuant to an Automated Share Purchase Plan. Subject to any block purchases made in accordance with the rules of the TSX, the bid is subject to a daily repurchase maximum of 14,875 Common Shares. Common Shares are purchased at the market price of the Common Shares at the time of purchase and are purchased on behalf of the Company by a registered investment dealer through the facilities of the TSX or alternative Canadian and US marketplaces. During 2019, the Company repurchased 1,607,579 of its Common Shares for a total cost, including transaction fees, of $4,754,295 (CAD$6,313,347). As at December 31, 2019, all of these Common Shares have been cancelled. The Company commenced the normal course issuer bid because it believes that, from time to time, the market price of the Common Shares may not fully reflect the underlying value of the Company’s business and its future business prospects. Any purchases of Common Shares by the Company are expected to benefit all remaining shareholders. Shareholders may obtain a copy of the Company’s notice of intention filed with the TSX without charge by contacting the Company in writing or otherwise, to the attention of Investor Relations.

Voting Shares and Principal Holders Thereof

The Company is authorized to issue 100,000,000 Common Shares in the capital of the Company. There is one class of shares only. The record date as of which shareholders entitled to vote at the Meeting will be determined is Monday, April 27, 2020.

The following table indicates information as of April 27, 2020 regarding the beneficial ownership of our Common Shares for: each person who is known by us to beneficially own more than 5% of our Common Shares; each named executive officer; each of our directors; and all of our directors and executive officers as a group. For the purposes of calculating percent ownership, and in accordance with SEC rules, as of April 27, 2020, 71,573,184 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable and share units vesting within 60 days of April 27, 2020, these shares are treated as if outstanding for that person, but not for any other person. Unless otherwise indicated in the footnotes to the table, and subject to community property laws where applicable, the following persons have sole voting and investment control with respect to the shares beneficially owned by them. In accordance with SEC rules, if a person has a right to acquire beneficial ownership of any Common Shares on or within 60 days, upon conversion or exercise of outstanding securities or otherwise, the shares are deemed beneficially owned by that person and are deemed to be outstanding solely for the purpose of determining the percentage of our shares that person beneficially owns. These shares are not included in the computations of percentage ownership for any other person.

Except as otherwise indicated, the address of each of the persons in this table is Suite 619 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada V6C 3E1.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% and Greater Shareholders:
Nantahala Capital Management, LLC(1)	6,534,000	9.1%
Stadium Capital Management, LLC(2)	4,872,000	6.8%
Beutel, Goodman & Co Ltd.3)	4,369,350	6.1%
Morgan Stanley(4)	3,702,007	5.1%
Directors and Named Executive Officers:
Richard Bear (5)	703,000	1.0%
Dr. David Johnson (6)	398,900	0.6%
James Kreger (7)	38,500	0.1%
Todd Patrick (8)	500,000	0.7%
Ian Webb (9)	210,800	0.3%
Dr. Tushar Ramani(10)	125,000	0.2%
Brian Griffin(11)	nil	nil %
All executive officers and directors as a group (8 persons)	1,976,200	2.7%

(1)	Consists of 6,534,000 common shares held by Nantahala Capital Management, LLC. The address for this entity is 19 Old Kings Highway S, Suite 200, Darien, CT 06820.
(2)	Consists of 4,872,000 common shares held by Stadium Capital Management, LLC. The address for this entity is 199 Elm Street, New Canaan, CT, 06840 .
(3)	Consists of 4,369,350 common shares held by Beutel, Goodman & Co Ltd. The address for this entity is 20 Eglinton Avenue West, Suite 2000, Toronto, A6 M4R 1K8.
(4)	Consists of 3,702,007 common shares held by Morgan Stanley & CO LLC. The address for this entity is 1585 Broadway, New York, New York, 10036.

(5)

Consists of 353,000 common shares held by Richard Bear and 350,000 common shares issuable upon the exercise of options exercisable within 60 days after April 27, 2020. Richard Bear holds sole dispositive and voting power with respect to these securities.

(6)

Consists of 378,900 common shares held by Dr. David Johnson and 20,000 share units vesting within 60 days after April 27, 2020. Dr. David Johnson holds sole dispositive and voting power with respect to these securities.

(7)	Consists of 38,500 common shares held by James Kreger, James Kreger holds sole dispositive and voting power with respect to these securities.
(8)

Consists of 475,313 common shares held by Todd Patrick, 4,687 common shares issuable upon the exercise of options exercisable and 20,000 share units vesting within 60 days after April 27, 2020. Todd Patrick holds sole dispositive and voting power with respect to these securities.

(9)

Consists of 128,500 common shares held by Ian Webb, 37,300 common shares beneficially owned or controlled by Ian Webb, 25,000 common shares issuable upon the exercise of options and 20,000 share units vesting within 60 days after April 27, 2020. Ian Webb holds sole dispositive and voting power with respect to these securities.

(10)	Consists of 125,000 common shares issuable upon the exercise of options.
(11)	Brian Griffin was appointed as Director of the Company on April 22, 2020.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board currently consists of five directors. Management proposes to nominate the five persons named in the table below for election as a director. Each director will hold office until the next annual general meeting or until that person sooner ceases to be a director.

The Board has adopted a Majority Voting Policy stipulating that shareholders shall be entitled to vote in favor of, or withhold from voting for, each individual director nominee at a shareholders’ meeting. If the number of Common Shares “withheld” for any nominee is equal to or exceeds the number of Common Shares voted “for” the nominee, then, notwithstanding that such director was duly elected as a matter of corporate law, he or she shall immediately tender his or her written resignation to the Board. The Corporate Governance and Nominating Committee will consider such offer of resignation and will make a recommendation to the Board concerning the acceptance or rejection of the resignation. The Board will accept the resignation absent exceptional circumstances and such resignation will be effective when accepted by the Board. In its deliberations, the Corporate Governance and Nominating Committee may consider such extenuating circumstances as it deems appropriate. The Board must take formal action on the Corporate Governance and Nominating Committee’s recommendation within 90 days of the date of the applicable shareholders meeting and promptly announce its decision by press release. The policy does not apply in circumstances involving contested director elections.

The Company annually considers the experience and qualifications of its existing directors before nominating directors for re-election. The Company does not have a formal policy that imposes director term limits. When vacancies arise on the Board, the Company thoroughly considers the Board’s current composition, the Board’s needs on a going forward basis, as well as the experience and qualifications of potential nominees. The Company will continue to review its nomination procedures and will consider updating those procedures as necessary.

The Company believes that decision-making is enhanced through diversity in the broadest sense and has implemented a Diversity Policy to reflect this principle. In the context of an effective Board, diversity includes valuing an individual’s gender, age, ethnicity, experience and culture, as well as other factors. Diverse skills and backgrounds encourage a range of perspectives and adding diversity can enhance societal norms, provide fair opportunity, and enable the reflection of our society broadly, all within the context of achieving effective stewardship and management.

The Company recognizes that, among other attributes, gender is a significant aspect of diversity and acknowledges the important role that women, with appropriate and relevant skills and experience, can play in contributing to effective governance. The Board’s aspirational goal is to ensure that by the completion of the Company’s annual general meeting in 2021 at least 20 per cent of the members of the Board are women.

In order to promote the specific objective of gender diversity, the selection process for Board nominees will involve the following steps:

•	a heightened focus on identifying potential candidates who will increase the gender diversity of the Board; and

•	if, at the end of the selection process, a candidate who increases gender diversity is not selected, the Board must be satisfied that there are objective reasons to support its determination.

In its annual consideration of Board nominees, the Corporate Governance and Nominating Committee will discuss and measure its progress in achieving diversity on the Board and, where appropriate, make recommendations to the Board in that regard.

While the Company does not currently have a female director or executive officer, the Board continually reviews and assesses Board composition and executive officer appointments. Further to the above, the Board considers the level of representation of women on the Board and in executive officer positions in making such appointments and specific effort is made through the selection processes to identify suitable female candidates who meet the Company’s needs. It remains a key objective of the Board to achieve gender diversity.

In order to facilitate gender diversity in management and leadership roles, management shall, to the extent possible:

•	establish gender diversity as a cultural priority across the organization

•	implement policies that identify and address impediments to gender diversity in the workplace;

•	regularly review the proportion of women at all levels of the Company; and

•	monitor effectiveness of, and continue to expand on, initiatives designed to identify, support and develop talented women with leadership potential.

The Board has also adopted a Retirement Policy setting forth a mandatory retirement age for directors whereby a director will not, unless otherwise determined by the Board, in its discretion, be nominated for re-election at the annual meeting of shareholders following his or her seventy-fifth birthday.

Unless a shareholder provides other instructions, the enclosed proxy will be voted for the nominees listed below. Management does not expect that any of the nominees will be unable to serve as a director. If, prior to the Meeting, any nominee is unable or declines to so serve, the persons named in the form of proxy will vote for another nominee of management if presented, or reduce the number of directors accordingly, in their discretion.

Brian Griffin, Director, Vero Beach, Florida USA

Brian Griffin is 61 years old and was appointed as director on April 22, 2020.

Mr. Griffin most recently served as Chairman and Chief Executive Officer of Diplomat Pharmacy, Inc., one of the nation’s largest independent Specialty Pharmacies and Pharmacy Benefit Managers (PBM), until it was recently acquired by United Health Group. Previously, Mr. Griffin joined Anthem, Inc., in 2013, initially as President and Chief Executive Officer of Empire Blue Cross Blue Shield, New York’s largest health insurer. In 2014, he assumed the additional responsibility of managing Anthem’s enterprise-wide national pharmacy business. Ultimately, Mr. Griffin assumed the role of President of Anthem’s $40B+ in revenue Commercial & Specialty businesses including its 14 Blue Cross and Blue Shield Plans nationally. Thereafter, Mr. Griffin launched and became Chief Executive Officer of IngenioRx, Anthem’s newly created national PBM.

Mr. Griffin currently serves on the Board of Trustees of Visiting Nurse Association Health Group in Holmdel, N.J., where he most recently served as Chairman for over six years. He earned his Bachelor’s degree from Seton Hall University.

Other Public Board Affiliations: None

Member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee Independent Director
Dr. David Johnson, Director, Norfolk, Virginia, USA

Dr. Johnson is 65 years old and was appointed to the Board on June 1, 2010.

Since 1989, Dr. Johnson has been a partner of Gastrointestinal and Liver Specialists of Tidewater PLLC, in Norfolk, VA. In addition, Dr. Johnson currently serves as Professor of Medicine, Chief of Gastroenterology, in

Independent Director

Eastern Virginia Medical School.

Dr. Johnson is Board-certified in Internal Medicine and Gastroenterology and is a past President of the American College of Gastroenterology, as well as a Master of the American College of Physicians. He has authored more than 600 papers in the field of gastroenterology.

Other Public Board Affiliations: None.

378,900 Shares 20,000 Share Units
Todd Patrick, Director, Bellevue, Washington, USA

Mr. Patrick is 57 years old and was appointed to the Board on May 25, 2006.

In addition, Mr. Patrick currently serves as President/ Chief Executive Officer and member of the Board of Directors of Armata Pharmaceuticals, Inc.

Before joining Armata Pharmaceuticals, Inc., Mr. Patrick was the President and Board member of ID Biomedical Corporation from 1994 until 2006, when the company was acquired by GlaxoSmithKline. Prior to ID Biomedical, Mr. Patrick was the Director of the Office of Intellectual Property Administration at the University of California, Los Angeles (UCLA), where he was responsible for the patenting and licensing of intellectual property arising out of UCLA.

Mr. Patrick has been involved in several start-ups and has helped raise over $600 million in equity or debt capital. He has participated in several mergers and acquisitions, including the sale of ID Biomedical for $1.7 billion.

Other Public Board Affiliations: Armata Pharmaceuticals, Inc

Member of the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee Independent Director 475,313 Shares 4,687 Options 20,000 Share Units
Ian Webb, Lead Director, Vancouver, BC, Canada

Mr. Webb is 69 years old and was appointed to the Board on May 25, 2006.

Mr. Webb is a retired partner of the law firm of Borden Ladner Gervais LLP, (“BLG”), where he practiced in the areas of corporate and securities law, with an emphasis on the legal requirements of public companies. He retired from BLG in 2010. Prior to joining CRH, Mr. Webb was also a member of the Board of Directors of ID Biomedical Corp.

Mr. Webb was admitted to the British Columbia bar in 1982, after graduating from Osgoode Hall Law School at York University with a Bachelor of Laws in 1981. Prior to that, he received a Master of Science in Theoretical Physics from the University of Saskatchewan in 1976.

Other Public Board Affiliations: Sunniva Inc.

Member of the Audit Committee, Compensation Committee and the Corporate Governance and Nominating Committee Independent Director 165,800 Shares 25,000 Options 20,000 Share Units

Dr. Tushar Ramani, CEO and Chair of the Board of Directors, Palm Beach Gardens, Florida, USA

Dr. Ramani is 56 years old and became the CEO and was appointed to the Board on April 9, 2019.

Prior to CRH, Dr. Ramani worked for Summit Partners’ Executive-in-Residence program, working with Summit’s Healthcare & Life Sciences team to identify new investment opportunities within growth-stage healthcare companies, as well as to evaluate prospects of current investments. In connection with that appointment, he was named Chief Executive Officer of portfolio company, MedOptions, Inc., the nation’s largest behavioral health services provider to post-acute care facilities, in 2018 and served in that capacity until April 2019.

Prior to Summit Partners Dr Ramani was co-founder and president of Anesthetix Management, LLC, a national provider of comprehensive anesthesiology and pain management solutions to hospitals and surgery centers, which was acquired by TeamHealth Holdings, Inc., a physician services organization listed on the NYSE at that time. Dr. Ramani remained as President of TeamHealth’s Anesthesia Division, growing it to over $300 million in revenue.

Dr Ramani attended Jefferson Medical College in Philadelphia, interned at Morristown Memorial Hospital, and completed residency in Anesthesiology and Interventional Pain Management at Mount Sinai Medical School, New York.

Other Public Board Affiliations: None.

Non-Independent Director(1) 500,000 Options 1,000,000 Share units

Notes:

(1)	See “Statement of Corporate Governance Practices – The Board” below.
(2)	Information regarding security holdings has been provided by each nominee.

Majority Voting Policy

In accordance with the requirements of the Toronto Stock Exchange (“TSX”), we adopted a “majority voting policy” to the effect that a nominee for election as a director of the Company who does not receive a greater number of votes “for” than votes “withheld,” with respect to the election of directors by shareholders, shall offer to tender his or her resignation to the Chair of our Board of Directors promptly following the meeting of shareholders at which the director was elected. The Corporate Governance and Nominating Committee will consider such offer and make a recommendation to our Board of Directors whether or not to accept such resignation. Our Board of Directors will promptly accept the resignation unless it determines, in consultation with the Corporate Governance and Nominating Committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. Our Board of Directors will make its decision and announce it in a press release within 90 days following the meeting of shareholders. A director who tenders a resignation pursuant to our majority voting policy will not participate in any meeting of our Board of Directors or the Corporate Governance and Nominating Committee at which the resignation is considered. Our majority voting policy does not apply for contested meetings at which the number of directors nominated for election is greater than the number of seats available on the Board of Directors.

Advance Notice Policy

Our Articles include an advance notice policy (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Corporate Secretary.

To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders, provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the 10th day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes as well), not later than the close of business on the 15th day following the day on which the first public announcement of the date of the special meeting of shareholders was made. In no event will any adjournment, postponement, or reconvening of a meeting, or the announcement thereof commence a new time period for the giving of a Nominating Shareholder’s notice as described above. The Articles also prescribe the proper written form for a Nominating Shareholder’s notice.

The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the Articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.

Notwithstanding the foregoing, the Board of Directors may, in their sole discretion, waive any requirement in the Advance Notice Policy.

Corporate Cease Trade Orders, Bankruptcies Penalties or Sanctions

Except as disclosed below, no proposed director of the Company:

(a)	is, or, within the ten years before the date of this Information Circular has been, a director, chief executive officer or chief financial officer of any company (including the Company) that:

(i)

was the subject of a cease trade or similar order, or an order that denied the issuer access to any exemptions under securities legislation, for a period of more than 30 consecutive days while the director was acting in that capacity; or

(ii)

was the subject of a cease trade or similar order, or an order that denied the company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director ceased to be a director, chief executive officer or chief financial officer of the company and which resulted from an event that occurred while the director was acting in that capacity;

(b)

is, as at the date of this Information Circular, or has been within ten years before the date of this Information Circular, a director or executive officer of any company (including the Company) that, while the director was acting in that capacity or within a year of the director ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or

(c)

has, within the ten years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement, or compromise with creditors, or had a receiver, receiver-manager or trustee appointed to hold the assets of that individual.

Todd Patrick is a former director of Inviro Medical Inc. (“Inviro”). Inviro is a company incorporated under the laws of Canada which owned certain intangible assets including goodwill and customer relationships, and all of the issued and outstanding shares of Inviro Medical Devices, Inc. (the “US Subsidiary”). The US

Subsidiary owned inventory manufactured in accordance with licenses issued by the Department of Health of the Government of Canada and the United States Food and Drug Administration. On October 29, 2010, Inviro declared that it was no longer a going concern, and on or about that date, Inviro ceased to carry on business and all of its directors and officers, including Mr. Patrick, resigned. On February 10, 2011, the Supreme Court of British Columbia issued an order appointing Alvarez & Marsal Canada Inc. (the “Receiver”) as receiver and manager of all of the assets, undertakings and properties of Inviro. Pursuant to a further order pronounced by the Supreme Court of British Columbia on February 24, 2012, certain distributions to certain Debenture holders of Inviro were authorized. The receivership process became complete on or around March 2013. On April 9, 2013, the Supreme Court of British Columbia issued an order discharging the Receiver.

No proposed director of the Company has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)	any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.

PROPOSAL 2 – AMENDMENT OF 2017 SHARE UNIT PLAN

The 2017 Share Unit Plan (the “Share Unit Plan”) was approved by shareholders on June 8, 2017. The Share Unit Plan currently includes a limit of an aggregate number of shares for issuance which, when combined with securities issuable under all other equity compensation plans of the Company, is up to 10% of the number of issued and outstanding Common Shares of the Company at the time of grant; up to 5% of the number of issued and outstanding Common Shares of the Company at the time of grant may be made under the current Share Unit Plan in the form of share units.

In order to emphasize the use of share units as the primary means to incentivize the Company’s directors, officers, employees and consultants, while reducing the overall limit under all of the Company’s equity compensation plans, the Company proposes to amend Section 11.1 and 11.2 of the Share Unit Plan pursuant to the Amended Share Unit Plan to change the number of Common Shares issuable and reserved under the Share Unit Plan and all other equity compensation plans of the Company to a limit of 8.5% of the number of issued and outstanding shares of the Company at the time of grant, which will have the effect of increasing the number of shares which may be made under the current Share Unit Plan in the form of share units from 5% to 8.5%, and to change the maximum number of Common Shares issuable to insiders (as that term is defined by the Toronto Stock Exchange (the “TSX”)) pursuant to the Amended Share Unit Plan, together with any Common Shares issuable pursuant to any other security based compensation arrangement, at any time, to a limit of 8.5%, which will have the effect of decreasing the insider participation limit from 10% to 8.5% of the total number of outstanding Common Shares of the Company. The Company has received conditional approval of the TSX for the Amended Share Unit Plan, which is subject to the Company obtaining shareholder approval of the Amended Share Unit Plan. Accordingly, the shareholders will be asked to ratify and approve the amendment to change the number of Common Shares reserved for issuance under the Amended Share Unit Plan.

The Board of Directors has determined that the Amended Share Unit Plan is in the best interests of the Company and its shareholders and recommends that shareholders vote in favour of the resolution to approve the Amended Share Unit Plan as detailed above.

If the Amended Share Unit Plan is not approved at the Meeting, no further share units will be issuable under the Share Unit Plan and the Share Unit Plan will remain in place (without amendment) and will continue to govern the terms of share units that were previously issued under the plan.

At the Meeting, shareholders will be asked to consider, and if thought fit, pass the following resolution approving the implementation of the Amended Share Unit Plan:

“RESOLVED, as an Ordinary Resolution, that:

(a)	the adoption of the Amended Share Unit Plan be and is hereby ratified and approved;

(b)	the Company be and is hereby authorized to grant share units pursuant to and subject to the terms and conditions of the Amended Share Unit Plan;

(c)

all unallocated share units, rights or other entitlements under the Amended Share Unit Plan are hereby confirmed, ratified and approved and the Company is authorized to continue granting share units under its Amended Share Unit Plan until June 11, 2023, which is the date that is three-years from the date of the shareholder meeting at which shareholder approval is being sought;

(d)

any one director of the Company be and is hereby authorized to execute any and all documents as the director deems necessary to give effect to the transactions contemplated in the Amended Share Unit Plan; and

(e)

the Company be and is hereby authorized to abandon or terminate all or any part of the adoption of the Amended Share Unit Plan if the Board of Directors of the Company deems it appropriate and in the best interest of the Company to do so.”

Material Terms of the Company’s Equity Compensation Plans; Certain Other Information

Stock Option Plan

The Company established its Amended and Restated Stock Option Plan (the “Stock Option Plan”) in order to attract and retain directors, executive officers and employees, who will be motivated to work towards ensuring the success of the Company.

Individuals eligible to participate under the Stock Option Plan are determined by either the Board or the Compensation Committee. The Stock Option Plan provides that the Company can issue up to 7,226,800 Common Shares as options, subject to adjustment in certain circumstances. As of the date of this Information Circular, there were 1,004,687 options outstanding, representing 1.4% of the Company’s issued and outstanding Common Shares, leaving 2,110,175 options available for grant, representing 2.95% of the Company’s issued and outstanding Common Shares, subject to restrictions imposed by any other security based compensation arrangements of the Company, including the 8.5% limit under all security based compensation arrangements contained in the Amended Share Unit Plan, if approved.

Options granted under the Stock Option Plan may be exercised at any time within a maximum period of ten years following the date of their grant. The Board or the Compensation Committee, as the case may be, designates, at its discretion, the individuals to whom stock options are granted under the Stock Option Plan and determines the number of Common Shares covered by each of such options, the grant date, the exercise price of each option, the expiry date, the vesting schedule and any other matter relating thereto, in each case in accordance with the applicable rules and regulations of the regulatory authorities. The Board or the Compensation Committee, as the case may be, takes into account previous grants of options when considering new grants. Options granted under the Stock Option Plan are non-assignable and non-transferable. The exercise price of options may not be lower than the closing price of the Common Shares on the TSX on the last trading day preceding the date of grant of the option.

If an individual eligible to participate under the Stock Option Plan is terminated for cause, all options granted to such individual will also terminate on the date of such individual’s termination. If such person is terminated for reasons other than cause, all options granted to such individual will terminated within 90 days of such date. If a participant under the Stock Option Plan dies, such participant’s stock options may be exercised by their personal representative or administrator until the earlier of the option’s expiry date or the date that is one year from such participant’s death.

Options granted under the Stock Option Plan generally vest in equal tranches over a four-year period or as otherwise determined by the Board or the Compensation Committee, as the case may be. With respect to options that expire during a blackout period, or within ten days of the expiration of a blackout period, such expiry date shall automatically extend for a period of ten days beyond the expiration of the blackout period.

The Stock Option Plan provides that the maximum number of stock options issuable to insiders (as that term is defined by the TSX), together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding Common Shares. In addition, the maximum number of Common Shares issued to insiders under the Stock Option Plan, together with any Common Shares issued to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding Common Shares.

The Board and the Compensation Committee collaborate when determining option grants. The Board is responsible for interpreting the Stock Option Plan and has the authority to adopt policies and procedures to facilitate the administration of the Stock Option Plan. The Board may amend or discontinue the Stock Option Plan at any time provided that any such amendment does not alter or impair a previously granted option. However, any amendment of the Stock Option Plan will require the prior approval of the TSX, and, if applicable, the prior approval of the Company’s shareholders in accordance with the policies of the TSX.

The following table sets out the burn rate of the Stock Option Plan for the three most recently completed financial years:

Year	Options granted		Weighted average securities outstanding	Burn rate
2019	500,000	(1)	71,536,310	0.7%
2018	Nil		72,582,733	—
2017	Nil		73,712,670	—

(1)	The increase in the burn rate for 2019 as compared to prior years was a result of the award to Dr. Ramani of 500,000 Options in connection with his becoming Chief Executive Officer on April 8, 2019.

Share Unit Plan

The description set forth below of the Amended Share Unit Plan is qualified in its entirety by the terms of the Amended Share Unit Plan, attached hereto as Annex A.

The Share Unit Plan was adopted to assist the Company in the recruitment and retention of highly qualified employees, directors and eligible consultants by providing a means to reward performance, to motivate participants under the Share Unit Plan to achieve important corporate and personal objectives and, through the proposed issuance by the Company of Common Shares under the Share Unit Plan, to better align the interests of participants with the long-term interests of shareholders. If the Amended Share Unit Plan is approved, the Company will be authorized to continue granting share units under its Amended Share Unit Plan until June 11, 2023, which is the date that is three-years from the date of the shareholder meeting at which shareholder approval is being sought.

The Board has been emphasizing the use of share units issued under the Share Unit Plan, as opposed to stock options issued under the Stock Option Plan, as part of the Company’s overall executive compensation plan. Since the value of share units increases or decreases with the price of the Common Shares, share units reflect a philosophy of aligning the interests of executives with those of the shareholders by tying compensation to share price performance. In addition, share units assist in the retention of qualified and experienced executives by rewarding those individuals who make a long term commitment.

The Share Unit Plan is administered by the Compensation Committee or such other committee of the Board as may be designated by the Board. Employees, directors and eligible consultants of the Company and its designated subsidiaries are eligible to participate in the Share Unit Plan. In accordance with the terms of the Share Unit Plan, the Company, under the authority of the Board through the Committee, will approve those employees, directors and eligible consultants who are entitled to receive share units and the number of share units to be awarded to each participant. Share units awarded to participants are credited to them by means of an entry in a notional account in their favour on the books of the Company. Each share unit awarded conditionally entitles the participant to receive one Common Share upon attainment of the share unit vesting criteria. Each grant of share units will be subject to any policy of the Company that may be in place from time to time relating to the “clawback” of the value of any share units in certain circumstances.

The vesting of share units is conditional upon the expiry of time-based vesting conditions, performance-based vesting conditions or a combination of the two. The duration of the vesting period, performance criteria and other vesting terms applicable to the grant of the share units will be determined at the time of the grant by the Committee.

Once the share units vest, the participant is entitled to receive the equivalent number of underlying Common Shares. Share units will be settled through the issuance of the Common Shares from treasury. The share units may be settled on the payout date, which will be determined by the Committee at the time of the grant, which in any event will be no later than the expiry date for such share units. The expiry date of share units will be determined by the Committee at the time of grant. However, the maximum term for all share units is two years after the participant ceases to be an employee or eligible consultant of the Company. All unvested or expired share units are available for future grants.

Currently, under the existing Share Unit Plan, the maximum number of Common Shares which may be reserved, set aside and made available for issuance under the Share Unit Plan will not exceed 5% of the number of issued and outstanding Common Shares of the Company, which as of the date hereof represents 3,578,659 Common Shares, and when combined with securities available for issuance under any other security-based compensation arrangement of the Company (as such arrangements are defined in the TSX Company Manual), will not exceed 10% of the issued and outstanding Common Shares of the Company as of the date of the grant on a non-diluted basis. As of the date of this Circular, there were 3,000,000 share units outstanding, representing 4.2% of the Company’s issued and outstanding Common Shares, leaving 578,659 share units available for grant (assuming no additional options are granted under the Stock Option Plan), representing 0.8% of the Company’s issued and outstanding Common Shares.

Under the current Share Unit Plan the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX) pursuant to the Share Unit Plan, together with any Common Shares issuable pursuant to any other security-based compensation arrangement of the Company, will not exceed 10% of the total number of outstanding Common Shares.

Pursuant to the terms of the Amended Share Unit Plan, the number of Common Shares that may be reserved for issuance at the time of grant of share units pursuant to the Amended Share Unit Plan, when combined with the securities issuable under any other security based compensation arrangement of the Company, shall not exceed 8.5% of the number of issued and outstanding Common Shares of the Company. Pursuant to the Amended Share Unit Plan, the maximum number of Common Shares issuable to insiders (as that term is defined by the TSX), together with any Common Shares issuable pursuant to any other security based compensation arrangement, at any time, shall not exceed 8.5% of the total number of outstanding Common Shares of the Company. All other terms of the current Share Unit Plan shall remain the same under the Amended Share Unit Plan.

The number of share units granted to non-employee directors under the Share Unit Plan, in combination with all other equity awards granted to non-employee directors under any other security based compensation arrangement, is limited to an annual equity award value (based on grant date fair value as determined by the Board) of $150,000 per non-employee director, provided that the total value (based on grant date fair value as determined by the Board) of stock options issuable to any one non-employee director in any one year period will not exceed $100,000. In addition, the maximum number of Common Shares issued to insiders under the Share Unit Plan, together with any Common Shares issuable to insiders pursuant to any other security-based compensation arrangement of the Company within any one year period, will not exceed 10% of the total number of outstanding Common Shares. The maximum number of Common Shares issuable to insiders pursuant to the Share Unit Plan, together with any Common Shares issued pursuant to any other security based compensation arrangement, at any time, shall not exceed 10% of the total number of outstanding Common Shares of the Company.

If at any time within one year from the date of a Change of Control (as defined in the Share Unit Plan): (i) a participant’s relationship with the Company is terminated by the Company other than for cause or (ii) a participant resigns for good reason, all outstanding share units held by such participant will vest and the payout date in connection with such participant’s vested share units will be accelerated to the date of such participant’s termination or resignation; provided that in the event that any share units are subject to performance-based vesting conditions, then the vesting of such share units will accelerate only to the extent that such performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board.

Unless otherwise determined by the Company in accordance with the Share Unit Plan, share units which have not vested on a participant’s termination date shall terminate and be forfeited. If a participant who is an employee ceases to be an employee as a result of termination of employment without cause, in such case, at the Company’s discretion (unless otherwise provided in the applicable grant agreement), all or a portion of such participant’s share units may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Company in its sole discretion. All forfeited share units are available for future grants.

Share units are not assignable or transferable other than by operation of law, except, if and on such terms as the Company may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by a participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the participant, the participant’s spouse, minor children or minor grandchildren, and after the participant’s lifetime shall inure to the benefit of and be binding upon the participant’s designated beneficiary, on such terms and conditions as are appropriate for such transfers.

The Board may, without notice, at any time and from time to time, without shareholder approval, amend the Share Unit Plan or any provisions thereof in such manner as the Board, in its sole discretion, determines appropriate including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the Share Unit Plan;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the Share Unit Plan;

(c)	to change the vesting provisions of share units;

(d)	to change the termination provisions of share units or the Share Unit Plan that does not entail an extension beyond the original expiry date of the share unit;

(e)	to preserve the intended tax treatment of the benefits provided by the Share Unit Plan, as contemplated therein; or

(f)	any amendments necessary or advisable because of any change in applicable laws;

provided, however, that:

(g)

no such amendment of the Share Unit Plan may be made without the consent of each affected participant if such amendment would adversely affect the rights of such affected participant(s) under the Share Unit Plan; and

(h)	Shareholder approval shall be obtained in accordance with the requirements of the TSX and any other applicable exchange as required by listing regulation and for any amendment that results in:

(i)	an increase in the maximum number of Common Shares issuable pursuant to the Share Unit Plan other than as already contemplated in the Share Unit Plan;

(ii)	an extension of the expiry date for share units granted to insiders under the Share Unit Plan;

(iii)	other types of compensation through Common Share issuance;

(iv)	expansion of the rights of a participant to assign share units beyond what is currently permitted in the Share Unit Plan;

(v)	the addition of new categories of participants, other than as already contemplated in the Share Unit Plan;

(vi)	an amendment to the number of share units which may be granted to non-employee directors; or

(vii)	an amendment to the amendment provisions of the Share Unit Plan.

The following table sets out the burn rate of the Share Unit Plan for the three most recently completed financial years:

Year	Share units granted		Weighted average securities outstanding	Burn rate
2019	1,533,124	(1)	71,536,310	2.17%
2018	602,125		72,582,733	0.83%
2017	324,000		73,712,670	0.44%

(1)

The increase in the burn rate for 2019 as compared to prior years was a result of the award to Dr. Ramani of 1,000,000 Share Units in connection with his becoming Chief Executive Officer on April 8, 2019.

Additional Information With Respect to the Stock Option Plan and Amended Share Unit Plan

As of the date of this Information Circular, there were approximately 50 employees, 4 non-employee directors and 2 other service providers eligible to participate in the Stock Option Plan and the Amended Share Unit Plan. As of April 27, 2020, the closing price of the Common Shares on the NYSE American was US2.11. Because grants under each of the Stock Option Plan and the Amended Share Unit Plan are made in the discretion of the Board or the Compensation Committee, the benefits to be provided to the Company’s officers, directors, other employees and service providers in the future are not determinable at this time.

EXECUTIVE OFFICERS

The following table provides information with respect to our executive officers as of April 27, 2020.

Name	Residence	Age	Position(s)
Dr. Tushar Ramani	Palm Beach Gardens, Florida, USA	56	Chief Executive Officer and Director
Richard Bear	Washington, USA	57	Chief Financial Officer
James Kreger	Georgia, USA	51	President, CRH Anesthesia

Biographical Information

The following is biographical information as of April 27, 2020 for our executive officers, other than Dr. Tushar Ramani, whose biographical information is included above:

Richard Bear

Mr. Bear has been an officer of the Company since March of 2006. Prior to joining CRH, Mr. Bear worked at ID Biomedical Corporation as Chief Financial Officer until 2005, when that company was acquired by GlaxoSmithKline. Since joining CRH, Mr. Bear has planned and executed all of our financial transactions including capital private placement, debt issuance and restructuring, establishment and extension of our existing credit facility with US and Canadian financial institutions, and listing of our shares on the NYSE Market. Since December of 2014, Mr. Bear has also been involved in the negotiation of CRH Anesthesia’s acquisitions. He is responsible for acquisition financing, as well as the accounting and financial integration of CRH Anesthesia Management’s acquisitions into our organization. Mr. Bear has a degree in Business Administration from the University of Washington and has received a Certified Public Accountant (CPA) designation.

Jay Kreger

Mr. Kreger joined CRH as President of CRH Anesthesia in July of 2016. Mr. Kreger has over 25 years of diversified experience, focusing on Business Development and Operations. Prior to joining CRH, he held the role of Vice President of Development for the Ambulatory Surgery Division at Hospital Corporation of America (HCA). Mr. Kreger received a BA in Finance at Michigan State University and a MBA at Wayne State University.

EXECUTIVE COMPENSATION

The Company reports its financial statements in United States dollars and therefore all dollar amounts contained in this Information Circular are reported in United States dollars unless otherwise indicated. Canadian dollars are indicated as “CDN$”.

Summary Compensation Table

In accordance with the scaled disclosure requirements available to emerging growth companies under U.S. securities laws, we are providing certain compensation information for the three individuals who are our “named executive officers” for 2019, our Chief Executive Officer and our two other most highly compensated executive officers who were serving at year-end, as well as information for our former Chief Executive Officer. All dollar amounts are reported in United States dollars unless otherwise indicated.

Name and principal position	Year	Salary ($)		Stock awards ($)(5)	Option awards ($)(5)	Nonequity incentive plan compensation(6) ($)		All other compensation ($)(7)	Total ($)
Edward Wright, Former Chief Executive Officer(1)	2019 2018	$ $	115,647 375,000	— —	— —	$	— 150,000	$591,977 —	$ $	707,624 525,000
Tushar Ramani, Chief Executive Officer(2)	2019		$364,384	$2,691,070	$714,700		$365,384	$250,000		$4,376,538
Richard Bear, Chief Financial Officer(3)	2019 2018	$ $	385,000 350,000	$352,872 —	— — —	$ $	138,600 140,000	— — —	$ $	876,472 490,000
James Kreger, President Anesthesia(4)	2019 2018	$ $	315,000 285,000	$248,419 —	— —	$ $	51,386 68,530	— —	$ $	614,805 353,530

(1)	Mr. Wright ceased to be Chief Executive Officer on April 8, 2019.
(2)

Dr. Ramani became Chief Executive officer on April 8, 2019. On April 8, 2019, Dr. Ramani received 1,000,000 time-based share units that vest on April 8, 2023. Dr. Ramani also received 500,000 options that vest over four years and terminate April 8, 2029.

(3)	On December 23, 2020, Mr. Bear received 100,000 time-based share units outstanding that vest annually over four years.
(4)	On June 13, 2019, Mr. Kreger received 50,000 time-based share units that vest over four years. On December 23, 2019, Mr. Kreger received 30,000 time-based share units that vest over four years.
(5)

Amounts shown represent the aggregate grant date fair value for the fiscal years presented, computed in accordance with ASC 718. Assumptions used in the calculation of these amounts are included in “Note 12 to the notes to consolidated financial statements for the year ended December 31, 2019, included in our Annual Report.

(6)	Non equity incentive plan compensation are based on qualitative and quantitative goals established by the Compensation Committee of the Board of Directors.
(7)

“All Other Compensation” includes a severance payment to Mr. Wright comprised of 18 months’ salary, medical benefits and life insurance premiums. “All Other Compensation” also includes a signing bonus for Dr. Ramani of $250,000 in connection with his becoming Chief Executive Officer.

For a discussion of the employment contracts governing nonequity incentive plan compensation, see “Executive Employment Arrangements and Termination and Change in Control Benefits,” below.

Outstanding Equity Awards at 2019 Fiscal Year End

The following table lists all outstanding equity awards outstanding held by our named executive officers as of December 31, 2019. Mr. Wright did not hold any outstanding equity awards on December 31, 2019.

	Option Awards						Stock Awards
Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price (CDN$)	Option exercise price ($)(1)	Option expiration date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Tushar Ramani	04/08/2019	500,000	500,000	$3.56	$2.73	04/08/2029	1,000,000	3,456,900
Richard Bear	01/23/2014	350,000	—	$0.70	$0.53	01/24/2024	710,000	2,454,399
James Kreger	—	—	—	—	—	—	380,000	1,313,622

(1)	Canadian dollar amounts have been converted to U.S. dollars based on the average daily rate of exchange on December 31, 2019 of US$1.00 = CDN$1.3268, as quoted by the Bank of Canada.
(2)

Mr Ramani has 1,000,000 time-based share units outstanding that vest on April 8, 2023. Dr. Ramani has 500,000 stock options Mr. Bear has 550,000 performance-based share units, 275,000 of which vest when the share price reaches CAD$15.00 and 275,000 of which vest when the share price reaches CAD$20.00, in each case for any thirty trading days. Mr. Bear also has 160,000 time-based share units outstanding; 60,000 vest annually over the next two years; and 100,000 vest annually over the next four years. Mr. Kreger has 250,000 performance-based share units, 100,000 of which vest when EBITDA attributable to shareholders in any fiscal year is $100,000,000 and 150,000 of which vest when EBITDA attributable to shareholders in any fiscal year is $150,000,000. Additionally, Mr. Kreger also has 130,000 time-based share units outstanding; 25,000 vest in July 2020; 25,000 vest annually over the next two years; 50,000 vest annually over the next three years; and 30,000 vest annually over the next four years.

(3)	Value of the market or payout value of share-based awards that have not vested is calculated based upon the closing price of the common shares on the NYSE American of $3.46 on December 31, 2019.

The Board has adopted an executive compensation clawback policy pursuant to which the Company may claw back performance-based compensation in certain situations.

Executive Employment Arrangements and Termination and Change in Control Benefits

Termination of Employment, Change in Responsibilities, and Employment Contracts

On April 8, 2019 Edwards Wright’s employment with the Company was terminated. In accordance with Mr. Wright’s employment agreed dated August 18, 2006 (and as most recently amended on January 8, 2019), Mr. Wright was provided a payment equal to 18 months of salary payment plus any other amounts accrued and owing, group benefit coverage for 18 months, and reimbursement of life insurance premiums for a period of 18 months. Mr. Wright’s contract provides for continuing confidentially and non-disclosure obligations in accordance with industry standards.

The Company has an employment contract with Tushar Ramani (our Chief Executive Officer, or “CEO”) dated April 8, 2019, which provides for an annual salary plus an annual bonus, which is based upon certain metrics and is at the Company’s sole discretion and shall equal up to 100% of the annual salary. The employment contract provides for termination payments to be made to the CEO as follows: (i) in the event of death or disability of the CEO, the Company will pay to the CEO an amount equal to six months’ salary; and (ii) in the event of termination of the CEO by the Company without cause, the Company will provide an amount equal to a minimum of 12 months to a maximum of 18 months’ salary plus a bonus, medical premiums for a minimum of 12 months to a maximum of 18 months; and (iii) in there is a liquidity event, as a result of a change of control of the Company, the Company will pay to the CEO an bonus ranging from $5,000,000 to 10,000,000 depending on the share price of the liquidity event. If the CEO’s employment was terminated on the last business day of the most recently completed financial year, he would have been entitled to receive $250,000 if the triggering event in (i) above occurred, and $812,500 if the triggering event in (ii) above occurred.

The Company has an employment contract with Richard Bear (most recently amended on February 12, 2019), the Chief Financial Officer (“CFO”), which provides for an annual salary plus an annual bonus, which is based upon certain metrics and is at the Company’s sole discretion and shall equal 40% of the annual salary. The employment contract provides for termination payments to be made to the CFO as follows: (i) in the event of death or disability of the CFO, the Company will pay to the CFO an amount equal to six months’ salary; and (ii) in the event of termination of the CFO by the Company without cause, or if the CFO terminates his employment for good reason or terminates his employment without good reason after July 1, 2020, the Company will provide an amount equal to 18 months’ salary plus a bonus and medical premiums; and (iii) in the event of termination of the CFO as a result of a change of control of the Company, the Company will pay to the CFO an amount equal to 24 months’ salary plus a bonus. If the CFO’s employment was terminated on the last business day of the most recently completed financial year, he would have been entitled to receive $192,500 if the triggering event in (i) above occurred, $808,500 if the triggering event in (ii) above occurred, and $1,047,000 if the triggering event in (iii) above occurred.

On June 23, 2016 (effective date July 11, 2016), the Company signed an employment contract with James Kreger, the President of Anesthesia, which provides for an annual salary plus an annual bonus, which at 100% achievement of the established performance milestones and business growth targets shall equal 30% of the annual salary, but which shall not be capped at 30% of the annual salary. The employment contract provides for termination payments to be made in the event the Company terminates employment without cause, if Mr. Kreger terminates for good reason, or if employment is terminated because of a change of control. The termination payment is continuation of base salary for 12 calendar months and any unpaid prorated bonus, should any exist, for the fiscal year ending immediately prior to the effective date of termination. In the event of a termination Mr. Kreger’s contract provides for continuing confidentially and non-disclosure obligations in accordance with industry standards. If Mr. Kreger’s employment was terminated on the last business day of the most recently completed financial year for the reasons specified above, he would have been entitled to receive $366,386.

For each of Mr. Bear and Mr. Kreger, upon a qualifying termination following a change of control, any unvested share units granted prior to June 8, 2017 and any outstanding Options will be deemed to be vested. Any share units granted to each of the three executives on or after June 8, 2017 generally will vest upon a termination by the Company without “cause” or by the executive for “good reason” within one year following a change in control, provided that in the event that any share units are subject to performance-based vesting conditions, then the vesting of such share units shall accelerate only to the extent that any performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board.

DIRECTOR COMPENSATION

Narrative Discussion

The compensation paid to the Board is designed to (i) attract and retain the most qualified people to serve on the Board and its committees, (ii) align the interests of the Board with those of its shareholders, and (iii) provide appropriate compensation for the risks and responsibilities related to being an effective director. This compensation is recommended to the Board by the Compensation Committee. Directors’ compensation is comprised of an annual retainer, meeting fees and a long-term component consisting of share units. Directors’ compensation is included in the mandate of the Compensation Committee. Directors’ compensation is subject to the approval of the Board. Directors who are members of management do not receive compensation for serving as directors. The Board has also adopted an insider trading policy, pursuant to which the directors, officers and employees of the Company are prohibited from, among other things, engaging in hedging transactions that may allow such persons to continue to own securities of the Company without the full risks and rewards of ownership.

Each non-management Director receives an annual retainer of $25,000 and meeting fees of $1,500 for each meeting attended in person and $750 for each meeting attended by telephone. In addition to the annual retainer, an Independent Board Chair qualifies for an additional annual retainer of $25,000, the Audit Committee Chair receives an additional annual retainer of $15,000, and the Corporate Governance and Nominating Committee Chair and Compensation Committee Chair each receives an additional annual retainer of $7,500. The Lead Director also receives an additional annual retainer of $15,000. All director fees are paid in U.S. currency. Reasonable expenses incurred in connection with attending to Board matters are reimbursed. Directors may be eligible for additional fees for extraordinary Board work. Directors are also eligible to receive stock options and share units under the Company’s Amended and Restated 2009 Stock Option Plan (the “Stock Option Plan”) and the 2017 Share Unit Plan (the “Share Unit Plan”). The following table presents the compensation awarded to, earned by or paid to our directors (other than Tushar Ramani and Edward Wright, whose compensation is provided in the Summary Compensation Table above) for the year ended December 31, 2019. We do not currently have director compensation in the form of share-based awards (other than share units), non-equity incentive plan compensation or non-qualified deferred compensation.

Director Compensation Table

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	All other compensation ($)	Total ($)
Anthony Holler(2)	$62,000	$57,023	—	$119,023
Todd Patrick(3)	$52,000	$57,023	—	$109,023
Ian Webb(4)	$52,000	$57,023	$50,000	$159,023
David Johnson(5)	$30,250	$57,023	—	$87,273

(1)

The value of the time-based share-based awards reflects the fair value of Share units granted on June 12, 2019. The fair value for the time-based portion of the grant was computed using the Black Scholes option pricing model with the following assumptions: a) average risk-free interest rate of 1.39%; b) expected life of 1.00 years; c) the price of the stock on the grant dates were $2.87 d) expected volatility of 41.91%; e) forfeiture rate of 6.24%; and f) no expected dividend payments. The Black Scholes model was used to compute option fair values because it is the most commonly used option pricing model and is considered to produce a reasonable estimate of fair value.

(2)	As of December 31, 2019, Dr. Holler held 20,000 unvested share units. Dr. Holler resigned from the Board on March 19, 2020, at which time his unvested share units were forfeited.
(3)	As of December 31, 2019, Mr. Patrick held 20,000 unvested share units.
(4)	As of December 31, 2019, Mr. Webb held 20,000 unvested share units.
(5)	As of December 31, 2019, Mr. Johnson held 20,000 unvested share units.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The Stock Option Plan and the Existing Share Unit Plan are the only equity compensation plans of the Company. The following table sets forth summary information relating to our equity compensation plans as of December 31, 2019.

Plan category	Number of Common Shares to be issued upon exercise of outstanding options and share units	Weighted-average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by securityholders	4,102,187	$1.63	3,058,171
Equity compensation plans not approved by securityholders	—	—	—

Total	4,102,187	$1.63	3,058,171

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors, executive officers or proposed nominees for election as a director of the Company, nor any associate of any of such persons, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company’s last completed financial year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than the compensation arrangements disclosed above under “Executive Compensation,” since January 1, 2019, there have not been, nor are there any proposed transactions with related parties to which we are party and which we are required to disclose pursuant to the rules of the SEC and the Canadian Securities Administrators.

Policy Regarding Related Party Transactions

All transactions between us and our officers, directors, principal shareholders and their affiliates must be approved by the Audit Committee, or a similar committee consisting of entirely independent directors, according to the terms of our Code of Business Conduct and Ethics.

INTEREST OF INFORMED IN MATERIAL TRANSACTIONS

No informed person of the Company, no proposed nominee for election as a director of the Company, and no associate or affiliate of any of the foregoing, has any material interest, direct or indirect, in any transaction since the commencement of the Company’s last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

INTEREST OF MANAGEMENT AND OTHERS IN MATERIAL TRANSACTIONS

Other than as described elsewhere in this Information Circular, no proposed nominee for election as a director of the Company, no director or executive officer of the Company since the beginning of the Company’s last financial year, and no associate or affiliate of any of the foregoing, has any material interest, direct or indirect, in any transaction since the commencement of the Company’s last financial year or in any proposed transaction, which, in either case, has materially affected or will materially affect the Company or any of its subsidiaries.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the directors or executive officers of the Company, no proposed nominee for election as a director of the Company, none of the persons who have been directors or executive officers of the Company since the commencement of the Company’s last completed financial year, and no associate or affiliate of any of the foregoing has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting other than as disclosed under the heading Proposal 1 – Election of Directors.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with the day-to-day management of the Company. The Board is committed to sound corporate governance practices that are both in the interest of its shareholders and contribute to effective and efficient decision making. The Canadian Securities Administrators have implemented National Policy 58-201 – Corporate Governance Guidelines and National Instrument 58-101 – Disclosure of Corporate Governance Practices (“NI 58-101”) in each of the provinces and territories of Canada. In addition, the Canadian Securities Administrators have adopted National Instrument 52-110 – Audit Committees (“NI 52-110”), which prescribes certain requirements in relation to audit committees. The Board is of the view that the Company’s general approach to corporate governance, summarized below, meets or exceeds the applicable guidelines and requirements.

Our Board mandate and Audit, Compensation, and Corporate Governance and Nominating Committee mandates are posted on our website at https://investors.crhsystem.com.

The Board

Structure and Director Independence

The Board is currently composed of five directors. The Board has determined that four of the current directors, Messrs. Griffin, Johnson, Patrick and Webb, meet the independence requirements under the NYSE American listing rules and NI 58-101. The Board has concluded that one director, Dr. Ramani, is not independent as defined in NI 58-101. Dr. Ramani is not independent as he is the CEO.

The Company has taken steps to ensure that adequate structures and processes are in place to permit the Board to function independently of management. The directors can request at any time a meeting restricted to independent directors for the purpose of discussing matters independently of management. The independent directors generally meet without management at each quarterly meeting of the directors.

In addition, the Board has appointed Mr. Webb as Lead Director to facilitate the functioning of the Board independently of management of the Company and provide independent leadership to the Board.

Risk Oversight

The Board is responsible for the general oversight of risks that affect us. The Board receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. The Board reviews these reports and makes inquiries in its business judgment.

The Board also fulfills its oversight role through the operations of its various committees, including our Audit Committee. The Board receives periodic reports on each committee’s activities. Our Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Attendance

The following table sets forth the attendance of the directors at Board and Committee meetings from January 1, 2019 through December 31, 2019.

Director	Board	Audit	Compensation	Corporate Governance Nominating	Meeting attended %
					Board	Committee
Anthony Holler	4/4	4/4	4/4	1/1	100%	100%
Todd Patrick	4/4	4/4	4/4	1/1	100%	100%
Ian Webb	4/4	4/4	4/4	1/1	100%	100%
David Johnson	4/4	n/a	n/a	n/a	100%	n/a
Edward Wright	1/1	n/a	n/a	n/a	100%	n/a
Tushar Ramani	3/3	n/a	n/a	n/a	100%	n/a
Brian Griffin	n/a	n/a	n/a	n/a	n/a	n/a

Mr. Wright resigned from the Board of Directors on April 8, 2019. He attended each meeting of the Board of Directors held in 2019 up to that date. Dr. Ramani was appointed to the Board of Directors on April 8, 2019 and has attended each meeting of the Board of Directors since that date. Board members are not required to attend our annual general meeting. Four members of our Board attended our 2019 annual general meeting.

Position Description

The Board has developed written position descriptions for members of the Board, the Chair of the Board, the Lead Director and the CEO.

Orientation and Continuing Education

Every new director is provided with information that includes a description of the Company and its policies and procedures as well as a mandate of the Board and its committees. Every new director is invited to meet with each senior executive in order to acquire an understanding of each sector of activity and to get to know the executives. Most Board meetings include presentations by various functional areas, to give Board members additional insight into the business. The Company will support Board members who wish to engage in ongoing director’s education in particular areas to maintain the skill and knowledge necessary to effectively perform their duties.

Code of Business Conduct and Ethics

The Board has adopted a written Code of Business Conduct and Ethics (the “Code”) governing directors, officers and employees. The Board monitors compliance with the Code by charging management with bringing to the Board’s attention any issues that arise with respect to the Code. During the previous fiscal year, no allegations of misconduct in relation to the Code were brought to the Board’s attention.

Under the Code, our directors, officers and employees are prohibited from trading securities of the Company while in possession of material, non-public information about the Company. A copy of the Code is available on the Company’s website at https://investors.crhsystem.com and under the Company’s profile on SEDAR at www.sedar.com. We intend to post on our website any amendments or waivers to the Code requiring disclosure under applicable SEC or stock exchange rules.

Except as otherwise disclosed herein, the Company has no contracts or other arrangements in place, which any of its directors or officers has a material interest in, and does not anticipate entering into any such arrangement. If any such arrangement were to arise, it would first be considered by the Audit Committee and then be subject to the approval of the Board (in each case, without the participation of the director who would have the material interest in question).

Communications with the Board of Directors

Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o, Corporate Secretary, CRH Medical Corporation, Inc., Suite 619 – 999 Canada Place, World Trade Center, Vancouver, British Columbia, Canada V6C 3E1.

NYSE American Governance Standards and Significant Differences in Corporate Governance Practices

Section 123 of the NYSE American Company Guide requires a quorum of not less than 33 1/3% of a listed company’s shares issued and outstanding entitled to vote at a meeting of the shareholders. Under the Registrant’s articles, quorum for a meeting of the Registrant’s shareholders is two shareholders, or one or more proxyholders representing two shareholders, or one shareholder and a proxyholder representing another shareholder and in any such case, such shareholders or proxyholders in attendance at the meeting must hold or represent in the aggregate at least 25% of the eligible vote. As permitted under Section 110 of the NYSE American Company Guide, the Registrant intends to continue to follow this practice with respect to quorum requirements in lieu of those required by the NYSE American listing rules. The Registrant’s quorum requirements are not prohibited by the requirements of the Business Corporations Act (British Columbia). The rules of the TSX, upon which the Common Shares are also listed, do not contain specific quorum requirements.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership of such securities with the SEC and the NYSE American.

Except as previously reported, based solely upon a review of the Form 3, 4 and 5 filings by reporting persons, the Company is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during the most recent fiscal year by the Company’s reporting persons, other than the following: Dr. Ramani filed on April 11, 2019 a Form 4 reporting an acquisition of stock options and share units which was due on April 10, 2019; Dr. Ramani filed on April 26, 2019 a Form 3 which was due on April 18, 2019; James Kreger filed on August 20, 2019 a Form 4 reporting a disposition of Common Shares and acquisition of Common Shares which was due on August 19, 2019; Richard Bear filed on December 23, 2019 a Form 4 reporting a disposition of Common Shares and acquisition of Common Shares which was due on December 20, 2019; and James Kreger filed on December 23, 2019 a Form 4 reporting a disposition of Common Shares and acquisition of Common Shares which was due on December 20, 2019.

Board Committees

The Board has the following standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee, as further described below.

Audit Committee

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others with respect to the Company’s: (a) financial statements; (b) financial reporting process; (c) systems of internal accounting and financial controls; (d) external auditors’ reports; and (e) risk identification, assessment and management program. It is the responsibility of the Audit Committee to maintain an open avenue of communication between itself, the external auditors and the management of the Company. In performing its role, the Audit Committee is empowered to investigate any matter brought to its attention, with full access to all books, records, facilities and personnel of the Company. It is also empowered to instruct and retain outside counsel or other experts as required.

The education and experience of each member of the Audit Committee that is relevant to the performance of his or her responsibilities as a member of the Audit Committee is described above under “Proposal 1 – Election of Directors” and is summarized in table below.

The principal purpose of our audit committee is to assist our Board in its oversight of:

•	the quality and integrity of our financial statements and related information;

•	the independence, qualifications, appointment and performance of our external auditor;

•	our disclosure controls and procedures, internal control over financial reporting and management’s responsibility for assessing and reporting on the effectiveness of such controls;

•	our compliance with applicable legal and regulatory requirements; and

•	our enterprise risk management processes

Our Board has established a written charter setting forth the purpose, composition, authority and responsibility of our Audit Committee, consistent with the rules of the NYSE American, the SEC and NI 52-110. A current copy of the Audit Committee charter is available on our website at https://investors.crhsystem.com. Our Audit Committee has access to all of our books, records, facilities and personnel and may request any information about us as it may deem appropriate. It also has the authority in its sole discretion and at our expense to retain and set the compensation of outside legal, accounting or other advisors as necessary to assist in the performance of its duties and responsibilities.

Both our independent auditors and internal financial personnel regularly meet privately with the audit committee and have unrestricted access to this committee. Our Audit Committee held four meetings during the fiscal year ended December 31, 2019.

Engagement of Advisors

The Audit Committee may engage independent counsel and other advisors as it determines necessary to carry out its duties.

Composition of Audit Committee

The Audit Committee is currently comprised of, and following the election to the Board of the nominees proposed in this Information Circular will be comprised of, the following individuals:

Name	Independent/non- independent(1)	Financially literate or not financially literate(2)	Relevant education and experience
Todd Patrick,(3) Chair	Independent	Financially literate	Currently Chief Executive Officer and director at Armata Pharmaceuticals, Inc., Master’s of Business Administration with a Finance Concentration

Brian Griffin	Independent	Financially literate	Previously Chief Executive Officer and director of Diplomat Pharmacy, Inc

Ian Webb	Independent	Financially literate	Previously solicitor practicing corporate law and director of ID Biomedical Corporation

(1)

A member of an audit committee is independent if the member has no direct or indirect material relationship with the Company, which could, in the view of the Board, reasonably interfere with the exercise of a member’s independent judgment.

(2)

An individual is financially literate if he has the ability to read and understand a set of financial statements that present a breadth of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Company’s financial statements.

(3)	Todd Patrick has been identified as an “audit committee financial expert” as described in Section 407 of the Sarbanes-Oxley Act of 2002.

Audit Committee Oversight

At no time since the commencement of the Company’s most recently completed financial year was a recommendation of the Audit Committee to nominate or compensate an external auditor not adopted by the Board.

Reliance on Certain Exemptions

At no time since the commencement of the Company’s most recently completed financial year has the Company relied on the exemption in Section 2.4 of NI 52-110 (De Minimis Non-audit Services), or an exemption from NI 52-110, in whole or in part, granted under Part 8 of NI 52-110.

Pre-Approval Policies and Procedures

The Audit Committee is authorized by the Board to review the performance of the Company’s external auditors and approve in advance provision of services other than auditing and to consider the independence of the external auditors, including reviewing the range of services provided in the context of all consulting services bought by the Company. The Audit Committee is authorized to approve any non-audit services or additional work which the Chair of the Audit Committee deems as necessary who will notify the other member of the Audit Committee of such non-audit or additional work.

Compensation Committee

The Compensation Committee has a general mandate to assist the Board in discharging its responsibilities relating to compensation of the Company’s executive officers and general corporate compensation and benefit programs. The committee has overall responsibility for recommending to the Board the Company’s compensation philosophy for the Company’s executive officers, evaluating and approving compensation plans, policies and programs in respect of the CEO, and making recommendations to the Board regarding the compensation plans, policies and programs in respect of the Company’s executive officers.

In addition, the Compensation Committee is responsible for recommending to the Board the structure and terms of the CEO’s compensation, including base salary and short and long term incentive bonuses. The Compensation Committee is further responsible for reviewing and agreeing on the key performance indicators (“KPIs”) that are used to assess the performance of the CEO. The Compensation Committee reviews the performance of the CEO against these KPIs and makes recommendations to the Board with respect to the CEO’s compensation based on its evaluation. In addition, the Compensation Committee negotiates and makes recommendations to the Board with respect to the employment contract of the CEO.

The Compensation Committee recommends director’s compensation for consideration by the Board annually, based on a review of the compensation for peer companies.

The Compensation Committee may form and delegate authority to subcommittees if deemed appropriate by the Compensation Committee. The Compensation Committee did not retain a compensation consultant or advisor during the most recently completed financial year.

In reaching its decisions, the Compensation Committee may consider input from management and other factors that the committee considers appropriate. Decisions made by the Compensation Committee are the responsibility of the Compensation Committee and may reflect factors and considerations other than the information and/or recommendations provided by management.

Our Board has established a written charter setting forth the purpose, composition, authority and responsibility of our Compensation Committee consistent with the rules of the NYSE American, the SEC and the guidance of the Canadian Securities Administrators. A current copy of the Compensation Committee charter is available on our website at https://investors.crhsystem.com.

The Compensation Committee held four meetings during the fiscal year ended December 31, 2019. The Compensation Committee is currently comprised of, and following the election to the Board of the nominees proposed in this Information Circular will be comprised of, the following individuals:

Name	Independent/non-independent	Management/non-management
Brian Griffin, Chair	Independent	Non-Management
Todd Patrick	Independent	Non-Management
Ian Webb	Independent	Non-Management

As noted above, all of our Compensation Committee members meet the standards of independence under SEC and NYSE American rules and are also independent for purposes of NI 58-101. Each of the committee members has direct experience that is relevant to his responsibilities with respect to executive compensation through playing a principal executive role at a large company with overall responsibility for designing and implementing executive compensation policies and procedures; being a member of boards of other public companies; and/or being a legal advisor to boards of other public companies. For a description of the background and experience of each member of our Compensation Committee, see “Proposal 1 – Election of Directors.”

Mandate of the Board

The Board has adopted a written mandate that defines its stewardship responsibilities. The Board’s principal responsibilities are:

•	to supervise and evaluate management;

•	to provide leadership and direction to management and oversee the conduct of the business;

•	to set policies appropriate for the business and to approve corporate strategies and goals; and

•	to nominate directors.

The Board believes that its mandate and responsibilities should be carried out in a manner consistent with effective and efficient operation of the Company and enhancement of shareholder value.

The Board reviews and approves an operating and capital budget for each fiscal year. Management is authorized by the Board to incur capital expenditures specifically provided for in the budget, subject to certain limitations.

Management is expected to perform the day-to-day activities of running the affairs of the Company, achieving the corporate strategies and goals approved by the Board and responding to shareholder concerns and enquiries.

The Board meets a minimum of four times a year and at each meeting reviews with management operational, financial and strategic planning issues. The frequency of meetings, as well as the nature of items discussed, depend upon the state of the Company’s affairs and the opportunities or risks which the Company faces. In 2019, the Board met a total of 4 times.

Nomination of Directors

Our Board has established a written mandate setting forth the stewardship, general and specific responsibilities of the Board, Mandate and Responsibilities of the Board of Directors, a current copy of which is available on our website at https://investors.crhsystem.com.

The Board and the Corporate Governance and Nominating Committee identify new candidates for election to the Board. The Corporate Governance and Nominating Committee will consider potential candidates and arrange for interviews with the interested candidates, as appropriate. The key suitability criteria may include the following:

•	Professional background and related qualifications.

•	Industry experience and relevant professional relationships.

•	Other board appointments.

•	Professional standing and reputation in the investment and medical communities.

•	Membership of industry committees.

•	Particular technical or financial background depending on the mix of experience on the Board at that time.

•	Enhancement of diversity.

The Corporate Governance and Nominating Committee will consider for nomination qualified director candidates recommended by our shareholders in accordance with our articles. Any shareholder who wishes to recommend a director candidate is directed to submit written notice of the nomination to our Corporate Secretary at our principal executive offices. For details on the requirements for the submission of such notice, see article 10.9 of the Company’s constating documents at https://investors.crhsystem.com.

The Board reviews any recommendation of the Corporate Governance and Nominating Committee and makes the final determination about director nominations and appointments. Where appropriate, independent consultants may be engaged to identify possible new candidates for the Board. Further information about the Corporate Governance and Nominating Committee is below under the heading “Corporate Governance and Nominating Committee.”

Assessments

The Board is committed to regular assessments of the effectiveness of the Board, the committees of the Board and the individual directors. The Corporate Governance and Nominating Committee periodically reviews and makes recommendations to the Board regarding evaluations of the Board, the committees of the Board and the individual directors. The process for such evaluations may include the following:

•	individual discussions between each director and an independent consultant and/or members of the Corporate Governance and Nominating Committee;

•	with regard to individual director assessments, peer and/or self-evaluations; and

•	individual discussions with those members of senior management who regularly interact with the Board.

The Corporate Governance and Nominating Committee oversees the implementation of the Board evaluation process, reviews the evaluation results, develops recommendations based on the results and reports to the Board on the results and any recommendations. The Board then considers the results and recommendations to determine what, if any, action should be taken.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee’s mandate is to undertake activities as needed to assist the Board in providing efficient and effective corporate governance for the benefit of shareholders. The committee’s responsibilities include overseeing the effective functioning of the Board, reviewing the relationship between management and the Board, ensuring that the Board can function independently of management, reviewing the size and composition of the Board, reviewing the committee structure of the Board and identifying new nominees to the Board.

Our Corporate Governance and Nominating Committee held one meeting during the fiscal year ended December 31, 2019. The Corporate Governance and Nominating Committee, following the election to the Board of the nominees proposed in this Information Circular, will be comprised of the following individuals:

Name	Independent/non-independent	Management/non-management
Ian Webb, Chair	Independent	Non-Management
Brian Griffin	Independent	Non-Management
Todd Patrick	Independent	Non-Management

For a description of the background and experience of each member of our Corporate Governance and Nominating Committee, see “Proposal 1 – Election of Directors.”

PROPOSAL 3 – APPOINTMENT AND REMUNERATION OF AUDITORS

The Board recommends the appointment of KPMG LLP, Chartered Accountants, of Vancouver, British Columbia, to serve as auditors of the Company until the next annual general meeting of shareholders and to authorize the directors to fix their remuneration. KPMG LLP was first appointed as the Company’s auditor on January 14, 2008.

The persons named in the enclosed form of proxy, unless directed by the shareholder completing the proxy to abstain from doing so, intend to vote for the appointment of KPMG LLP as auditors of the Company the next annual general meeting of shareholders at a remuneration to be fixed by the Board.

External Auditor Service Fees

KPMG has served as our independent registered public accounting firm since 2008.

All fees billed by KPMG LLP, the Company’s external auditor, during the two most recently completed financial years are as follows:

	Year ended December 31, 2019 (CDN)		Year ended December 31, 2018 (CDN)
Audit Fees		$515,000		$487,500
Audit-Related Fees	$	nil	$	nil
Tax Fees		$114,940		$182,915
All Other Fees	$	nil	$	nil

Total		$629,940		$670,415

Audit Fees: All services performed by KPMG LLP in connection with the audit of annual consolidated financial statements, reviews of quarterly consolidated statements, of the Company, including services performed to comply with generally accepted auditing standards.

Audit Related Fees: All services performed by KPMG LLP in connection with equity due diligence required by underwriters, regulators and other parties in connection with raising capital for the Company and internal control reviews.

Tax Fees: All services performed by KPMG LLP in connection with tax planning, compliance and advice.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by CRH under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the Company’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting as of and for the year ended December 31, 2019.

The audit committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee discussed with KPMG LLP its independence, and received from KPMG LLP the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the audit committee discussed with KPMG LLP, with and without management present, the scope and results of KPMG LLP’s audit of such financial statements.

Based on these reviews and discussions, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 13, 2020.

Audit Committee of the Board of Directors

Todd Patrick (Chair)

Ian Webb

Brian Griffin

ADDITIONAL INFORMATION

Upon request by any person, the Secretary of the Company shall provide the following:

1)

one copy of the audited consolidated financial statements of the Company for the years ended December 31, 2019 and 2018 together with the accompanying report of the auditors thereon and one copy of any interim financial statements of the Company subsequent to such financial statements;

2)

one copy of the Company’s information circular in respect of its most recent annual meeting of shareholders that involved the election of directors or one copy of any annual filing prepared in lieu of that information circular, as appropriate; or

3)

at any other time, one copy of any of the documents referred to in (1) and (2) above, provided that the Company may require the payment of a reasonable charge if the request is made by a person who is not a security holder in the Company.

Copies of the above documents will be provided, upon request to the Secretary of the Company, at Suite 619 – 999 Canada Place, Vancouver, BC, V6C 3E1, free of charge to a shareholder of the Company. Additional financial information is provided in the audited consolidated financial statements of the Company for the year ended December 31, 2019 and Management’s Discussion and Analysis thereof. The above documents, together with additional information relating to the Company is available on SEDAR at www.sedar.com. Where information contained in this Information Circular rests specifically within the knowledge of a person other than the Company, the Company has relied upon information furnished by such person.

Delivery of Documents to Shareholders Sharing an Address

We will send only one set of the Meeting Materials to our shareholders who share a single address unless we received contrary instructions from any shareholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, we will deliver promptly upon written or oral request a separate copy of the Meeting Materials to a shareholder at a shared address to which a single copy of the proxy materials was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Meeting Materials, to the Secretary of the Company at Suite 619 – 999 Canada Place, Vancouver, BC, V6C 3E1.

If multiple shareholders sharing an address have received one copy of the Meeting Materials or any other corporate mailing and would prefer that we mail each shareholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of the Meeting Materials or other corporate mailings and would prefer that we mail one copy of future mailings to shareholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

OTHER BUSINESS

The management of the Company knows of no matter to come before the Meeting other than those referred to in the Notice of Annual General Meeting and this Information Circular. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the proxy to vote with regard to those matters in accordance with their best judgment.

INQUIRIES

This document is important and requires your attention. Enquiries concerning information in this document should be directed to Richard Bear, Chief Financial Officer, via telephone toll free (North America) at 425-658-0151, or by email: ir@crhmedcorp.com.

DATED at Vancouver, British Columbia as of the 5th day of May, 2020.

BY THE ORDER OF THE BOARD OF DIRECTORS OF

CRH MEDICAL CORPORATION

Dr. Tushar Ramani

Chief Executive Officer and Chair of the Board of Directors

Annex A

CRH MEDICAL CORPORATION

2017 SHARE UNIT PLAN

1.	PURPOSE

1.1

This Plan has been established by the Corporation to assist the Corporation in the recruitment and retention of highly qualified directors, employees and consultants by providing a means to reward superior performance, to motivate Participants under the Plan to achieve important corporate and personal objectives and, through the issuance of Share Units in the Corporation to Participants under the Plan, to better align the interests of Participants with the long-term interests of Shareholders.

1.2

This Plan shall serve as the successor to the Corporation’s current Share Unit Plan approved by shareholders on June 19, 2014 (the “Prior Plan”), and no further awards shall be made under the Prior Plan from and after the effective date of this Plan. All outstanding awards under the Prior Plan immediately prior to the effective date of this Plan shall be included in the maximum number of Shares and other limitations set forth in Section 11 herein. However, each such award shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant and the Prior Plan, and no provision of this Plan shall affect or otherwise modify the rights or obligations of holders of such awards.

2.	PLAN DEFINITIONS AND INTERPRETATIONS

In this Plan, the following terms have the following meanings:

(a)	“Account” means the bookkeeping account established and maintained by the Corporation for each Participant in which the number of Share Units of the Participant are recorded;

(b)

“Applicable Law” means any applicable provision of law, domestic or foreign, including, without limitation, applicable securities legislation, together with all regulations, rules, policy statements, rulings, notices, orders or other instruments promulgated thereunder and Stock Exchange Rules;

(c)

“Beneficiary” means any person designated by the Participant as his or her beneficiary under the Plan in accordance with Section 14.1 or, failing any such effective designation, the Participant’s legal representative;

(d)	“Board” means the Board of Directors of the Corporation;

(e)	“Cause” has the meaning ascribed to the phrase “cause” or “just cause for termination” under the laws of British Columbia;

(f)	“Change of Control” means:

(i)

the acquisition whether directly or indirectly, by a person or company, or any persons or companies acting jointly or in concert (as determined in accordance with the Securities Act (British Columbia) and the rules and regulations thereunder) of voting securities of the Corporation which, together with any other voting securities of the Corporation held by such person or company or persons or companies, constitute, in the aggregate, more than 50% of all outstanding voting securities of the Corporation;

(ii)

an amalgamation, arrangement or other form of business combination of the Corporation with another company which results in the holders of voting securities of that other company holding, in the aggregate, 50% or more of all outstanding voting securities of the Corporation (including a merged or successor company) resulting from the business combination; or

(iii)

the sale, lease or exchange of all or substantially all of the property of the Corporation to another person, other than a subsidiary of the Corporation or other than in the ordinary course of business of the Corporation;

(g)

“Committee” means the Compensation Committee of the Board or any other committee or person designated by the Board to administer the Plan, provided, however, if the Company ceases to qualify as a “foreign private issuer” (as defined in Rule 3b-4 under the Exchange Act), the Committee shall be a committee of the Board comprised of not less than two Directors, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3;

(h)

“Corporation” means CRH Medical Corporation and its respective successors and assigns, and any reference in the Plan to action by the Corporation means action by or under the authority of the Board or any person or committee that has been designated for the purpose by the Board including, without limitation, the Committee;

(i)

“Designated Subsidiary” means an entity (including a partnership) in which the Corporation holds, directly or indirectly, a majority voting interest and which has been designated by the Corporation for purposes of the Plan from time to time;

(j)	“Director” means a director of the Corporation or any of its Designated Subsidiaries;

(k)

“Eligible Consultant” means an individual, other than an Employee, that (i) is engaged to provide on a bona fide basis consulting, technical, management or other services to the Corporation or any Designated Subsidiary under a written contract between the Corporation or the Designated Subsidiary and the individual or a company of which the individual consultant is an employee, (ii) in the reasonable opinion of the Corporation, spends or will spend a significant amount of time and attention on the affairs and business of the Corporation or a Designated Subsidiary, and (iii) does not provide services in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the registrant’s securities;

(l)	“Employee” means an employee of the Corporation or any of its Designated Subsidiaries or any combination or partnership of such corporations;

(m)

“Employer” means the Corporation, the Designated Subsidiary or the combination or partnership of such corporations that employs the Participant or that employed the Participant immediately prior to the Participant’s Termination Date;

(n)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended;

(o)

“Expiry Date” means, with respect to Share Units granted to a Participant, the date determined by the Corporation for such purpose for such grant, which date shall be no later than the date which is two years after the Participant’s Termination Date;

(p)	“Fiscal Year” means a fiscal year of the Corporation;

(q)	“Good Reason” means the occurrence of any one or more of the following without a Participant’s written consent:

(i)

a material change in the Participant’s position or duties, responsibilities, title or office in effect immediately prior to a Change of Control, which includes any removal of the Participant from or any failure to re-elect or re-appoint the Participant to any such position or office;

(ii)	a reduction in the Participant’s overall annual compensation for services provided to the Corporation in the cumulative amount of 5% or more within a 12 month period;

(iii)

any change to the terms or conditions of the employment of the Participant that would constitute “constructive dismissal” as that term is defined at common law which the Company fails to remedy within thirty (30) days of receiving written notice from the Participant of any such change; or

(iv)

the Corporation relocating the Participant to any place other than the location at which the Participant reported for work on a regular basis immediately prior to a Change of Control or a place within 15 kilometres of that location;

(r)

“Grant Agreement” means an agreement between the Corporation and a Participant under which Share Units are granted, together with such amendments, deletions or changes thereto as are permitted under the Plan;

(s)	“Grant Date” of a Share Unit means the date a Share Unit is granted to a Participant under the Plan;

(t)	“Insider” has the meaning provided for purposes of the TSX relating to Security Based Compensation Arrangements;

(u)

“Joint Actor” means a person acting “jointly or in concert with” another person within the meaning of Section 96 of the Securities Act (British Columbia) or as such section may be amended or re-enacted from time to time;

(v)

“Market Value” with respect to a Share as at any date means the arithmetic average of the closing price of the Shares traded on the TSX for the five (5) trading days on which a board lot was traded immediately preceding such date (or, if the Shares are not then listed and posted for trading on the TSX, on such stock exchange on which the Shares are then listed and posted for trading as may be selected for such purpose by the Corporation). In the event that the Shares are not listed and posted for trading on any stock exchange, the Market Value shall be the Market Value of the Shares as determined by the Board in its discretion, acting reasonably and in good faith;

(w)	“Participant” means a bona fide full-time or part-time Employee, an Eligible Consultant or a Director who, in any such case, has been designated by the Corporation for participation in the Plan;

(x)	“Payout Date” means a date selected by the Corporation, in accordance with and as contemplated by Sections 3.2, 6.1 and 7.1;

(y)	“Plan” means this Share Unit Plan;

(z)	“Reorganization” means any (i) capital reorganization, (ii) merger, (iii) amalgamation, or (iv) arrangement or other scheme of reorganization;

(aa)	“Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation;

(bb)	“Section 409A” means Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder as in effect from time to time;

(cc)	“Securities Act” means the U.S. Securities Act of 1933, as amended;

(dd)	“Security Based Compensation Arrangement” has the meaning defined in the provisions of the TSX Company Manual relating to security based compensation arrangements;

(ee)	“Shareholders” means the holders of Shares;

(ff)

“Shares” mean common shares of the Corporation and includes any securities of the Corporation into which such common shares may be converted, reclassified, redesignated, subdivided, consolidated, exchanged or otherwise changed, pursuant to a Reorganization or otherwise;

(gg)

“Share Unit” means a unit credited by means of an entry on the books of the Corporation to a Participant pursuant to the Plan, representing the right to receive, subject to and in accordance with the Plan, for each Vested Share Unit one Share, at the time, in the manner, and subject to the terms, set forth in the Plan and the applicable Grant Agreement;

(hh)	“Stock Exchange Rules” means the applicable rules of any stock exchange upon which Shares are listed;

(ii)

“Termination Date” means the date on which a Participant ceases, for any reason including resignation, termination, death or disability, to be an active Employee, an Eligible Consultant, or a Director, as the case may be, and, in the case of a Participant who is an Employee, where the employment is terminated by the Employer, whether wrongful or for Cause or otherwise, such date shall be the date notice of termination is provided and, in the case of a Participant who is an Eligible Consultant, the date the written contract between the Eligible Consultant and the Corporation or any Designated Subsidiary is terminated or expires and the Eligible Consultant no longer provides services thereunder;

(jj)	“TSX” means the Toronto Stock Exchange; and

(kk)

“Vested Share Units” shall mean Share Units in respect of which all vesting terms and conditions set forth in the Plan and the applicable Grant Agreement have been either satisfied or waived in accordance with the Plan.

2.2

In this Plan, unless the context requires otherwise, words importing the singular number may be construed to extend to and include the plural number, and words importing the plural number may be construed to extend to and include the singular number.

3.	GRANT OF SHARE UNITS AND TERMS

3.1

The Corporation may grant Share Units to such Participant or Participants in such number and at such times as the Corporation may, in its sole discretion, determine, as a bonus or similar payment in respect of services rendered by the Participant for a Fiscal Year or otherwise as compensation, including as an incentive for future performance by the Participant.

3.2	In granting any Share Units pursuant to Section 3.1, the Corporation shall designate:

(a)	the number of Share Units which are being granted to the Participant;

(b)	any time based conditions as to vesting of the Share Units to become Vested Share Units;

(c)	any performance based conditions as to vesting of the Share Units to become Vested Share Units;

(d)	the Payout Date, which shall in no event be later than the Expiry Date; and

(e)	the Expiry Date;

which shall be set out in the Grant Agreement.

3.3

The conditions may relate to all or any portion of the Share Units in a grant and may be graduated such that different percentages of the Share Units in a grant will become Vested Share Units depending on the extent of satisfaction of one or more such conditions. The Corporation may, in its discretion and having regard to the best interests of the Corporation, subsequent to the Grant Date of a Share Unit, waive any such conditions, provided that the waiver of such conditions will not accelerate the time of payment with respect to such Share Units, and the payout will occur on the Payout Date as set forth in the Grant Agreement or pursuant to Sections 7.1 or 8.3 of the Plan, if applicable.

3.4

Each grant of Share Units hereunder shall be subject to any policy of the Corporation that may be in place from time to time relating to the “clawback” of the value of any Share Units hereunder in certain circumstances.

4.	GRANT AGREEMENT

4.1

Each grant of a Share Unit will be set forth in a Grant Agreement containing terms and conditions required under the Plan and such other terms and conditions not inconsistent herewith as the Corporation may, in its sole discretion, deem appropriate.

5.	SHARE UNIT GRANTS AND ACCOUNTS

5.1	An Account shall be maintained by the Corporation for each Participant. On the Grant Date, the Account will be credited with the Share Units granted to a Participant on that date.

6.	PAYOUTS

6.1

On each Payout Date, the Participant shall be entitled to receive, and the Corporation shall issue, a payout with respect to those Vested Share Units in the Participant’s Account to which the Payout Date relates, in the following form: subject to the limitations set forth in Section 11.2 below, Shares issued from treasury equal in number to the Vested Share Units in the Participant’s Account to which the Payout Date relates, subject to any applicable deductions and withholdings.

6.2	No fractional Shares shall be issued and any fractional entitlements will be rounded down to the nearest whole number.

6.3

Shares issued by the Corporation from treasury under Section 6.1 of this Plan shall be considered fully paid in consideration of past service that is no less in value than the fair equivalent of the money the Corporation would have received if the Shares had been issued for money.

6.4

The Corporation or a Designated Subsidiary may withhold from any amount payable by the Corporation to a Participant, including income or any other payments, such amount as may be necessary so as to ensure that the Corporation or the Designated Subsidiary will be able to comply with the applicable provisions of any federal, provincial, state or local law relating to the withholding of tax or other required deductions, including on the amount, if any, includable in the income of a Participant. Each of the Corporation or a Designated Subsidiary shall also have the right in its discretion to satisfy any such withholding tax liability by retaining, acquiring or selling on behalf of a Participant any Shares which would otherwise be issued to a Participant hereunder.

7.	CHANGE OF CONTROL

7.1

Subject to Section 16 hereof, notwithstanding the conditions as to vesting of Share Units contained in any individual Grant Agreement, if at any time within one year from the date of a Change of Control: (i) a Participant’s relationship with the Corporation is terminated by the Corporation other than for Cause or (ii) a Participant resigns for Good Reason, all outstanding Share Units held by such Participant shall become Vested Share Units and the Payout Date in connection with such Participant’s Vested Share Units shall be accelerated to the date of such Participant’s termination or resignation for Good Reason and the Corporation shall issue Shares to such Participants with respect to such Vested Share Units in accordance with Sections 6 and 8; provided that in the event that any Share Units are subject to performance-based vesting conditions, then the vesting of such Share Units shall accelerate only to the extent that such performance-based vesting conditions have been satisfied and further provided that if a performance-based vesting condition is, in the

Board’s discretion, capable of being partially performed, then vesting shall be accelerated on a pro rata basis to reflect the degree to which the vesting condition has been satisfied, as determined by the Board.

8.	TERMINATION OF EMPLOYMENT AND FORFEITURES

8.1

Unless otherwise determined by the Corporation pursuant to Section 7.1 or 8.2, on a Participant’s Termination Date, any Share Units in a Participant’s Account which are not Vested Share Units shall terminate and be forfeited.

8.2

Notwithstanding Section 8.1, where a Participant ceases to be an Employee as a result of the termination of his or her employment without Cause, then in respect of each grant of Share Units made to such Participant, at the Corporation’s discretion, all or a portion of such Participant’s Share Units may be permitted to continue to vest, in accordance with their terms, during any statutory or common law severance period or any period of reasonable notice required by law or as otherwise may be determined by the Corporation in its sole discretion.

8.3

Except (i) as otherwise provided in Section 16, (ii) to the extent that a Participant’s Vested Share Units are subject to U.S. Federal Income Tax, and (iii) to the extent that Section 409A applies to a Participant’s Vested Share Units; then in the event a Participant’s Termination Date is prior to the Payout Date with respect to any Vested Share Units in such Participant’s Account, the Payout Date with respect to such Vested Share Units shall, notwithstanding any provision in the Grant Agreement, be accelerated to the Participant’s Termination Date and the Corporation shall, as soon as practicable following such Termination Date, issue Shares such Participant, or Beneficiary thereof, as applicable, with respect to such Vested Share Units in accordance with Section 6.

9.	FORFEITED UNITS

9.1

Notwithstanding any other provision of the Plan or a Grant Agreement, Share Units granted hereunder shall terminate on, if not redeemed or previously terminated and forfeited in accordance with the Plan, and be of no further force and effect after, the Expiry Date.

10.	ALTERATION OF NUMBER OF SHARES SUBJECT TO THE PLAN

10.1

In the event that the Shares shall be subdivided or consolidated into a different number of Shares or a distribution shall be declared upon the Shares payable in Shares, the number of Share Units then recorded in the Participant’s Account shall be adjusted by replacing such number by a number equal to the number of Shares which would be held by the Participant immediately after the distribution, subdivision or consolidation, should the Participant have held a number of Shares equal to the number of Share Units recorded in the Participant’s Account on the record date fixed for such distribution, subdivision or consolidation.

10.2

In the event there shall be any change, other than as specified in Section 10.1, in the number or kind of outstanding Shares or of any shares or other securities into which such Shares shall have been changed or for which they shall have been exchanged, pursuant to a Reorganization or otherwise, then there shall be substituted for each Share referred to in the Plan or for each share into which such Share shall have been so changed or exchanged, the kind of securities into which each outstanding Share shall be so changed or exchanged and an equitable adjustment shall be made, if required, in the number of Share Units then recorded in the Participant’s Account, such adjustment, if any, to be reasonably determined by the Committee and to be effective and binding for all purposes.

10.3

In the case of any such substitution, change or adjustment as provided for in this Section 10, the variation shall generally require that the aggregate Market Value of the Share Units then recorded in the Participant’s Account prior to such substitution, change or adjustment will be proportionately and appropriately varied so that it be equal to such aggregate Market Value after the variation.

11.	RESTRICTIONS ON ISSUANCES

11.1

Share Units may be granted by the Corporation in accordance with this Plan provided the aggregate number of Shares reserved for issuance at the time of grant of Share Units, when combined with securities issuable under any other Security Based Compensation Arrangement of the Corporation, shall not exceed 8.5% of the number of issued and outstanding Shares.

11.2

The maximum number of Shares issuable to Insiders pursuant to Section 6.1 of the Plan, together with any Shares issuable pursuant to any other Security Based Compensation Arrangement, at any time, shall not exceed 8.5% of the total number of outstanding Shares. The maximum number of Shares issued to Insiders pursuant to Section 6.1 of the Plan, together with any Shares issued pursuant to any other Security Based Compensation Arrangement, within any one-year period, shall not exceed 10% of the total number of outstanding Shares.

11.3

The number of Share Units granted to non-Employee Directors under the Plan, in combination with all other equity awards granted to non-Employee Directors under any other Security Based Compensation Arrangement, shall be limited to an annual equity award value (based on grant date fair value as determined by the Board) of $150,000 per non-Employee Director, provided that the total value (based on grant date fair value as determined by the Board) of stock options issuable to any one non-Employee Director in any one year period shall not exceed $100,000.

12.	AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN

12.1

Subject to the provisions herein, the Plan may be amended, suspended or terminated at any time by the Board in whole or in part. No amendment of the Plan shall, without the consent of the Participants affected by the amendment, or unless required by Applicable Law, adversely affect the rights accrued to such Participants with respect to Share Units granted prior to the date of the amendment.

12.2

The Corporation may, without notice, at any time and from time to time, and without shareholder approval, amend the Plan or any provisions thereof in such manner as the Corporation, in its sole discretion, determines appropriate, including, without limitation:

(a)	for the purposes of making formal minor or technical modifications to any of the provisions of the Plan;

(b)	to correct any ambiguity, defective provision, error or omission in the provisions of the Plan;

(c)	to change the vesting provisions of Share Units;

(d)	to change the termination provisions of Share Units or the Plan which does not entail an extension beyond the original Expiry Date of the Share Units;

(e)	to make the amendments contemplated by Section 16.1(f); or

(f)	to make any amendments necessary or advisable because of any change in Applicable Law;

provided, however, that:

(g)

no such amendment of the Plan may be made without the consent of each affected Participant in the Plan if such amendment would adversely affect the rights of such affected Participant(s) under the Plan; and

(h)	shareholder approval shall be obtained in accordance with the requirements of the TSX for any amendment that results in:

(i)	an increase in the maximum number of Shares issuable under Sections 11.1 and 11.2 of the Plan (other than pursuant to Section 10);

(ii)	an extension of the Expiry Date for Share Units granted to Insiders under the Plan;

(iii)	other types of compensation through Share issuance;

(iv)	an expansion of the rights of a Participant to assign Share Units other than as set forth in Section 15.2;

(v)	the addition of additional categories of Participants (other than as contemplated by Section 10);

(vi)	an amendment to the number of Share Units which may be granted to non-Employee Directors as set out in Section 11.3 of this Plan; or

(vii)	an amendment to the amendment provisions of the Plan contained in this Article 12.

12.3

If the Corporation terminates the Plan, Share Units previously credited shall, at the discretion of the Corporation, either (a) be settled immediately in accordance with the terms of the Plan in effect at such time, or (b) remain outstanding and in effect and settled in due course in accordance with the applicable terms and conditions, in either case without shareholder approval.

13.	ADMINISTRATION

13.1

Unless otherwise determined by the Board, the Plan shall be administered by the Committee subject to Applicable Laws. The Committee shall have full and complete authority to interpret the Plan, to prescribe such rules and regulations and to make such other determinations as it deems necessary or desirable for the administration of the Plan. All actions taken and decisions made by the Committee shall be final, conclusive and binding on all parties concerned, including, but not limited to, the Participants and their beneficiaries and legal representatives, each Designated Subsidiary and the Corporation. All expenses of administration of the Plan shall be borne by the Corporation.

13.2

The Corporation shall keep or cause to be kept such records and accounts as may be necessary or appropriate in connection with the administration of the Plan and the discharge of its duties. At such times as the Corporation shall determine, the Corporation shall furnish the Participant with a statement setting forth the details of his or her Share Units including the Grant Date and the Vested Share Units and unvested Share Units held by each Participant. Such statement shall be deemed to have been accepted by the Participant as correct unless written notice to the contrary is given to the Corporation within 30 days after such statement is given to the Participant.

13.3

The Corporation may, at its discretion, appoint one or more persons or companies to provide services in connection with the Plan including without limitation, administrative and record-keeping services.

14.	BENEFICIARIES AND CLAIMS FOR BENEFITS

14.1

Subject to the requirements of Applicable Law, a Participant may designate in writing a Beneficiary to receive any benefits that are payable under the Plan upon the death of such Participant. The Participant may, subject to Applicable Law, change such designation from time to time. Such designation or change shall be in such form and executed and filed in such manner as the Corporation may from time to time determine.

15.	GENERAL

15.1

The transfer of an Employee from the Corporation to a Designated Subsidiary, from a Designated Subsidiary to the Corporation or from a Designated Subsidiary to another Designated Subsidiary, shall not be considered a termination of employment for the purposes of the Plan, nor shall it be considered a termination of employment if a Participant is placed on such other leave of absence which is considered by the Corporation as continuing intact the employment relationship.

15.2

The Plan shall enure to the benefit of and be binding upon the Corporation, its successors and assigns. The interest of any Participant under the Plan or in any Share Unit shall not be transferable or assignable other than by operation of law, except, if and on such terms as the Corporation may permit, to a spouse or minor children or grandchildren or a personal holding company or family trust controlled by a Participant, the sole shareholders or beneficiaries of which, as the case may be, are any combination of the Participant, the Participant’s spouse, the Participant’s minor children or the Participant’s minor grandchildren, and after his or her lifetime shall enure to the benefit of and be binding upon the Participant’s Beneficiary, on such terms and conditions as are appropriate for such transferees to be included in the class of transferees who may rely on a Form S-8 registration statement under the Securities Act to sell shares received pursuant to the Share Unit.

15.3

The Corporation’s grant of any Share Units or issuance of any Shares hereunder is subject to compliance with Applicable Law applicable thereto. As a condition of participating in the Plan, each Participant agrees to comply with all Applicable Law and agrees to furnish to the Corporation or a Designated Subsidiary all information and undertakings as may be required to permit compliance with Applicable Law.

15.4	A Participant shall not have the right or be entitled to exercise any voting rights, receive any distribution or have or be entitled to any other rights as a Shareholder in respect of any Share Units.

15.5

Neither designation of an Employee as a Participant nor the grant of any Share Units to any Participant entitles any Participant to the grant, or any additional grant, as the case may be, of any Share Units under the Plan. Neither the Plan nor any action taken thereunder shall interfere with the right of the Corporation or a Designated Subsidiary to terminate a Participant’s employment, or service under contract, at any time. Neither any period of notice, if any, nor any payment in lieu thereof, upon termination of employment, wrongful or otherwise, shall be considered as extending the period of employment for the purposes of the Plan.

15.6

Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect any Employee’s employment or any consultant’s contractual relationship with the Corporation or a Designated Subsidiary.

15.7

The Plan shall be an unfunded obligation of the Corporation. Neither the establishment of the Plan nor the grant of any Share Units or the setting aside of assets by the Corporation (if, in its sole discretion, it chooses to do so) shall be deemed to create a trust. The right of the Participant or Beneficiary to receive a Payout pursuant to the Plan shall be no greater than the right of other unsecured creditors of the Corporation.

15.8

This Plan is established under the laws of the Province of British Columbia and the rights of all parties and the construction of each and every provision of the Plan and any Share Units granted hereunder shall be construed according to the laws of the Province of British Columbia.

16.	SECTION 409A

16.1

It is intended that the provisions of this Plan comply with Section 409A, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. Notwithstanding anything in the Plan to the contrary, the Corporation may provide in the applicable Grant Agreement with respect to Share Units granted to Participants whose benefits under the Plan are or may become subject to Section 409A, such terms and conditions as may be required for compliance with Section 409A. In addition, the following will apply to the extent that a Participant’s Share Units are subject to Section 409A:

(a)

Except as permitted under Section 409A, any Share Units, or payment with respect to Share Units, may not be reduced by, or offset against, any amount owing by the Participant to the Corporation or any Designated Subsidiary.

(b)

If a Participant otherwise would become entitled to receive payment in respect of any Share Units as a result of his or her ceasing to be an Employee, an Eligible Consultant or Director upon a Termination Date, any payment made on account of such person ceasing to be an Employee or Eligible Consultant shall be made at that time only if the Participant has experienced a “separation from service” (within the meaning of Section 409A).

(c)

If a Participant is a “specified employee” (within the meaning of Section 409A) at the time he or she otherwise would be entitled to payment as a result of his or her separation from service, any payment that otherwise would be payable during the six-month period following such separation from service will be delayed and shall be paid on the first day of the seventh month following the date of such separation from service or, if earlier, the Participant’s date of death.

(d)

A Participant’s status as a specified employee shall be determined by the Corporation as required by Section 409A on a basis consistent with the regulations under Section 409A and such basis for determination will be consistently applied to all plans, programs, contracts, agreements, etc. maintained by the Corporation that are subject to Section 409A.

(e)

Each Participant, any beneficiary or the Participant’s estate, as the case may be, is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such Participant in connection with this Plan (including any taxes and penalties under Section 409A), and neither the Corporation nor any Designated Subsidiary or affiliate shall have any obligation to indemnify or otherwise hold such Participant or beneficiary or the Participant’s estate harmless from any or all of such taxes or penalties.

(f)

If and to the extent that Share Units would otherwise become payable upon a Change of Control as defined in the Plan, such payment will occur at that time only if such change of control also constitutes a “change in ownership”, a “change in effective control” or a “change in the ownership of a substantial portion of the assets of the Corporation” as defined under Section 409A and applicable regulations (a “409A Change in Control”). If a Change of Control as defined in the Plan is not also a 409A Change in Control, unless otherwise permitted under Section 409A the time for the payment of Share Units will not be accelerated and will be payable pursuant to the terms of the Plan and applicable Grant Agreement as if such Change of Control had not occurred.

(g)

In the event that the Committee determines that any amounts payable under the Plan will be taxable to a Participant under Section 409A prior to payment to such Participant of such amount, the Corporation may (i) adopt such amendments to the Plan and Share Units and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Grant Agreement and/or (ii) take such other actions as the Corporation determines necessary or appropriate to avoid or limit the imposition of an additional tax under Section 409A.

(h)

In the event the Corporation terminates the Plan in accordance with Section 12.3, the time and manner of payment of amounts that are subject to 409A will be made in accordance with the rules under Section 409A. The Plan will not be terminated except as permitted under Section 409A. No change to the termination provisions of Share Units or the Plan pursuant to Section 12.2(d) will be made except as permitted under Section 409A.

EFFECTIVE DATE: June 8, 2017, as amended on June 11, 2020

QUESTIONS MAY BE DIRECTED TO THE PROXY SOLICITOR

North American Toll Free

1-877-452-7184

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416-304-0211

Email: assistance@laurelhill.com

CRH MEDICAL CORPORATION 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com 000001 Mr A Sample Designation (if any) Security Class Add1 COMMON Add2 add3 Holder Account Number add4 add5 C1234567890 IND add6 Fold Form of Proxy - Annual General Meeting to be held on June 11, 2020 This Form of Proxy is solicited by and on behalf of Management. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specifed a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identifed in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. Fold Proxies submitted must be received by 1:30 pm, Pacifc Time, on June 9, 2020. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet To Virtually Attend the Meeting Call the number listed BELOW from a touch tone Go to the following web site: You can attend the meeting virtually by visiting the telephone. www.investorvote.com URL provided on the back of this proxy. 1-866-732-VOTE (8683) Toll Free Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 123456789012345 CPUQC01.E.INT/000001/i1234 01LV2A

Appointment of Proxyholder I/We being holder(s) of CRH Medical Corporation hereby appoint(s): Print the name of the person you are Dr. Tushar Ramani, or failing him Mr. Richard Bear, or failing him OR appointing if this person is someone Mr. Todd Patrick, or failing him Mr. Ian Webb, other than the Chairman of the Meeting. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/CRHMedical and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual General Meeting of shareholders of CRH Medical Corporation to be held virtually at https://web.lumiagm.com/272357941, on June 11, 2020 at 1:30 pm Pacific Time and at any adjournment or postponement thereof. VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES. 1. Election of Directors For Withhold For Withhold For Withhold Fold 01. Brian Griffin 02. Dr. David Johnson 03. Todd Patrick 04. Ian Webb 05. Dr. Tushar Ramani For Withhold 2. Appointment of Auditors Appointment of KPMG LLP as Auditors of the Corporation for the ensuing year and authorizing the Directors to fix their remuneration. For Against 3. Amended Share Unit Plan To approve amendments to the Company’s 2017 Share Unit Plan as further described in the management proxy circular for the Meeting Fold Signature(s) Date Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are MM / DD / YY indicated above, this Proxy will be voted as recommended by Management. Interim Financial Statements – Mark this box if you Annual Financial Statements – Mark this box if you would like to receive Interim Financial Statements and would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis accompanying Management’s Discussion and Analysis by mail. by mail. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist. MMPQ 297468 XXXX AR1 01LV3A